             DEUTSCHE BANK [GRAPHIC OMITTED]
                   Deutsche Bank AG New York
                              60 Wall Street
                          New York, NY 10005
                     Telephone: 212-250-5977
                    Facsimilie: 212-797-8826

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Chairman of the Supervisory Board: Clemens Borsig
Management Board: Josef Ackermann (Chairman), Hugo Banziger, Tessen von Heydebreck, Anthony Di Iorio, Hermann-Josef
Lamberti
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DATE:                        April 27, 2007

TO:                          Deutsche Bank Trust Company Americas, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for the Supplemental Interest Trust with respect to RALI Series
                             2007-QA3 Trust, Mortgage Asset-Backed Pass-Through
                             Certificates, Series 2007-QA3

ATTENTION:                   Trust Administration
TELEPHONE:                   1 714 247 6000
FACSIMILE:                   1 714 855 1557

FROM:                        Deutsche Bank AG, New York Branch

ATTENTION:                          New York Derivatives Documentation
TELEPHONE:                          1 212 250 9425
FACSIMILE:                          1 212 797 0779
EMAIL:                              NYderivative.documentation@db.com

OUR REFERENCE:               GLOBAL NO. N585631N

RE:                          INTEREST RATE SWAP TRANSACTION

The  purpose  of this  long-form  confirmation  ("CONFIRMATION")  is to  confirm  the  terms and conditions  of the  current  Transaction  entered  into on the Trade Date  specified  below (the
"TRANSACTION")  between  Deutsche  Bank AG, New York Branch  ("PARTY A" OR "DBAG") and  Deutsche
Bank  Trust  Company  Americas,  not in its  individual  capacity,  but  solely as  Supplemental
Interest  Trust  Trustee  for the  Supplemental  Interest  Trust  with  respect  to RALI  Series
2007-QA3 Trust, Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2007-QA3 ("PARTY B,"
"COUNTERPARTY"  or the  "SUPPLEMENTAL  INTEREST TRUST") created under Series  Supplement,  dated
April 1, 2007,  to the Standard  Terms of Pooling and  Servicing  Agreement,  dated  December 1,
2006 (together,  the "POOLING AND SERVICING AGREEMENT"),  among Residential Accredit Loans, Inc.
(the "DEPOSITOR"),  Residential  Funding Company,  LLC (the "MASTER SERVICER") and Deutsche Bank
Trust  Company  Americas (the  "TRUSTEE").  This  Confirmation  evidences a complete and binding agreement  between  you and us to enter into the  Transaction  on the terms set forth  below and replaces  any previous  agreement  between us with respect to the subject  matter  hereof.  This
Confirmation  constitutes a  "CONFIRMATION"  and also constitutes a "SCHEDULE" as referred to in the ISDA Master Agreement, and Paragraph 13 of a Credit Support Annex to the Schedule.

1.      This Confirmation shall supplement,  form a part of, and be subject to an agreement in the form of the ISDA Master  Agreement  (Multicurrency  - Cross Border) as published and copyrighted in 1992 by the International  Swaps and Derivatives  Association,  Inc. (the
        "ISDA  MASTER  AGREEMENT"),  as if Party A and Party B had executed an agreement in such form on the date  hereof,  with a Schedule as set forth in Item 3 of this  Confirmation, and an ISDA Credit Support Annex  (Bilateral Form - ISDA Agreements  Subject to New York
        Law Only version) as published and  copyrighted in 1994 by the  International  Swaps and
        Derivatives Association,  Inc., with Paragraph 13 thereof as set forth in Annex A hereto
        (the "CREDIT SUPPORT  ANNEX").  For the avoidance of doubt,  the  Transaction  described herein  shall be the sole  Transaction  governed by such ISDA Master  Agreement.  In the event of any inconsistency among any of the following  documents,  the relevant document first listed shall govern: (i) this Confirmation,  exclusive of the provisions set forth in Item 3 hereof  and Annex A hereto;  (ii) the  provisions  set forth in Item 3 hereof, which are  incorporated by reference into the Schedule;  (iii) the Credit Support Annex;
        (iv) the Definitions; and (v) the ISDA Master Agreement.

        Each reference herein to a "Section"  (unless  specifically  referencing the Pooling and
        Servicing  Agreement)  or to a "Section"  "of this  Agreement"  will be  construed  as a reference to a Section of the ISDA Master  Agreement;  each herein reference to a "Part"
        will be construed as a reference  to the  provisions  herein  deemed  incorporated  in a
        Schedule to the ISDA Master  Agreement;  each reference  herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

2.      The terms of the  particular  Transaction  to which  this  Confirmation  relates  are as follows:

          GENERAL TERMS
              Type of Transaction:                    Rate Swap
              Notional Amount:                        With  respect  to any  Calculation  Period,  the  lesser of (i) the Stated
                                                      Principal  Balance of the  Mortgage  Loans (as  defined in the Pooling and
                                                      Servicing  Agreement)  as of the first day of the  related  Due Period and
                                                      (ii)  the  aggregate  Certificate  Principal  Balance  of  the  Class  A-1
                                                      Certificates  immediately  prior to the Distribution Date occurring in the calendar month in which such Calculation Period ends.

              Trade Date:                             March 13, 2007
              Effective Date:                         April 27, 2007
              Termination Date:                       The  earlier to occur of (i) May 25, 2037 and (ii) the date upon which the
                                                      Notional  Amount  has been  reduced  to zero,  subject  to  adjustment  in accordance with the Following Business Day Convention.

              Payment Dates:                          The 25th of each month in each year from (and  including)  May 25, 2007 to
                                                      (and excluding) the Termination Date,  subject to adjustment in accordance with the Following Business Day Convention.

                                                      Early  Payment  shall  be  applicable.  The  Floating  Rate  I  Payer  and
                                                      Floating  Rate  II  Payer  Payment  Date  shall  be one (1)  Business  Day preceding  each Floating Rate I Payer Period End Date and Floating Rate II
                                                      Payer Period End Date, respectively.

              Floating  Rate I  Period  End Date and  The 25th of each month in each year from (and  including)  May 25, 2007 to
          Floating Rate II Period End Date            (and including) the Termination Date,  subject to adjustment in accordance with the Following Business Day Convention.

              Business Days:                          New York

          FLOATING AMOUNT I:
                   Floating Rate I Payer:             DBAG
                Floating Rate I Option:               USD-LIBOR-BBA
              Floating Rate I:                        On or prior to the  second  distribution  date  after the  first  possible
                                                      Optional  Termination  Date  (as  defined  in the  Pooling  and  Servicing
                                                      Agreement) the sum of USD-LIBOR-BBA plus 0.10%.

                                                      On and after  the  second  distribution  date  after  the  first  possible
                                                      Optional  Termination  Date  (as  defined  in the  Pooling  and  Servicing
                                                      Agreement) the sum of USD-LIBOR-BBA plus 0.20%.

                Floating Amount I:                    With respect to each Payment Date,  the product of (x) the Floating Rate I for that Payment Date,  (y) the Notional  Amount for that Payment Date and
                                                      (z) the Floating Rate I Day Count Fraction.

              Floating Rate I Day Count Fraction:     Actual/360

              Compounding:                            Inapplicable
              Designated Maturity:                    One month
              Reset Dates:                            The first day of each Calculation Period
          FLOATING AMOUNT II:
              Floating Rate II Payer:                 Counterparty
              Floating Rate II Option:                USD-LIBOR-BBA
              Floating Rate II:                       On or prior to the  second  distribution  date  after the  first  possible
                                                      Optional  Termination  Date  (as  defined  in the  Pooling  and  Servicing
                                                      Agreement) the lesser of (i) the sum of (A)  USD-LIBOR-BBA  plus 0.10% and
                                                      (B) a per annum  rate not to exceed  0.07%,  (ii) the Net WAC Cap Rate (as defined in the Pooling and Servicing Agreement) and (iii) 14% per annum.

                                                      On and after  the  second  distribution  date  after  the  first  possible
                                                      Optional  Termination  Date  (as  defined  in the  Pooling  and  Servicing
                                                      Agreement) the lesser of (i) the sum of (A)  USD-LIBOR-BBA  plus 0.20% and
                                                      (B) a per annum  rate not to exceed  0.14%,  (ii) the Net WAC Cap Rate (as defined in the Pooling and Servicing Agreement) and (iii) 14% per annum.

              Floating Amount II:                     With respect to each Payment  Date,  the product of (x) Floating  Rate II,
                                                      (y) the Notional  Amount for that Payment Date,  and (z) the Floating Rate
                                                      II Day Count Fraction.

              Floating Rate II Day Count Fraction:    Actual/360

              Designated Maturity:                    One month
              Compounding:                            Inapplicable
               Reset Dates:                           The first day of each Calculation Period

              Calculation Agent:                      DBAG

              Account Details and Settlement          PAYMENTS TO DBAG:
              Information:
                                                      Deutsche Bank Trust Company - Americas, New York
                                                      SWIFT Code: BKTRUS33
                                                      Favor of: Deutsche Bank AG, New York
                                                      Acct. # 01 473 969
                                                      Reference: N585631N

                                                      PAYMENTS TO COUNTERPARTY:

                                                      See below.

3.      Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

PART 1. TERMINATION PROVISIONS.

For the purposes of this Agreement:-

(a)     "SPECIFIED ENTITY" will not apply to Party A or Party B for any purpose.

(b)     "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c)     EVENTS OF DEFAULT.

        The statement  below that an Event of Default will apply to a specific  party means that upon the  occurrence  of such an Event of Default with respect to such party,  the other party  shall  have  the  rights  of a  Non-defaulting  Party  under  Section  6 of  this
        Agreement;  conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)     The "FAILURE TO PAY OR DELIVER"  provisions  of Section  5(a)(i) will apply to Party A and will apply to Party B;  provided,  however,  that  Section  5(a)(i) is hereby amended by replacing the word "third" with the word "first";  provided,  further, that notwithstanding  anything to the contrary in Section 5(a)(i), any failure by
               Party  A to  comply  with  or  perform  any  obligation  to be  complied  with or performed  by Party A under the Credit  Support  Annex  shall not  constitute  an
               Event of Default under Section  5(a)(i) unless (A) a Required  Ratings  Downgrade
               Event has occurred and been  continuing  for 30 or more Local  Business  Days and
               (B) such failure is not remedied on or before the third Local  Business Day after notice of such failure is given to Party A.

(ii)    The "BREACH OF  AGREEMENT"  provisions  of Section  5(a)(ii) will apply to Party A and will not apply to Party B.

(iii)   The "CREDIT  SUPPORT  DEFAULT"  provisions of Section  5(a)(iii) will apply to Party A and will not apply to Party B except  that  Section  5(a)(iii)(1)  will  apply to
               Party B solely in respect of Party B's  obligations  under  Paragraph 3(b) of the
               Credit Support Annex;  provided,  however,  that notwithstanding  anything to the contrary  in  Section  5(a)(iii)(1),  any  failure  by Party A to comply  with or perform any  obligation  to be complied  with or  performed  by Party A under the
               Credit  Support  Annex shall not  constitute  an Event of Default  under  Section
               5(a)(iii)  unless (A) a Required  Ratings  Downgrade  Event has occurred and been continuing  for 30 or more  Local  Business  Days  and (B)  such  failure  is not remedied on or before the third Local  Business  Day after notice of such failure is given to Party A.

(iv)    The "MISREPRESENTATION"  provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(v)     The "DEFAULT UNDER SPECIFIED TRANSACTION"  provisions of Section 5(a)(v) will apply to
               Party A and will not apply to Party B.

(vi)    The "CROSS DEFAULT"  provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B; provided,  however,  that,  notwithstanding  the foregoing,  an
               Event of Default  shall not occur under  either  Section  5(a)(vi)(1)  or Section
               5(a)(vi)(2) if (A) (I) the default,  or other similar event or condition referred to in  Section  5(a)(vi)(1)  or  the  failure  to  pay  referred  to  in  Section
               5(a)(vi)(2)  is a failure to pay or deliver  caused by an error or omission of an administrative  or  operational  nature,  and  (II)  funds  or  the  asset  to be delivered were available to such party to enable it to make the relevant  payment or delivery  when due and (III) such payment or delivery is made within three (3)
               Local Business Days following  receipt of written notice from an interested party of such  failure to pay,  or (B) such party was  precluded  from  paying,  or was unable to pay, using  reasonable  means,  through the office of the party through which it was acting for  purposes  of the  relevant  Specified  Indebtedness,  by reason of force majeure, act of State, illegality or impossibility.

               For purposes of Section 5(a)(vi), solely with respect to Party A:

               "Specified  Indebtedness"  will have the meaning specified in Section 14 , except that such term shall not include  obligations in respect of deposits  received in the ordinary course of Party A's banking business.

               "Threshold  Amount"  means  with  respect  to  Party A an  amount  equal to three percent  (3%) of the  Shareholders'  Equity  of Party A or,  if  applicable,  the
               Eligible Guarantor.

               "Shareholders'  Equity" means with respect to an entity, at any time, the sum (as shown in the most recent annual audited  financial  statements of such entity) of
               (i) its capital  stock  (including  preferred  stock)  outstanding,  taken at par value,  (ii) its capital  surplus  and (iii) its  retained  earnings,  minus (iv)
               treasury  stock,  each to be  determined in accordance  with  generally  accepted accounting principles.

(vii)   The "BANKRUPTCY"  provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except  that  the  provisions  of  Section  5(a)(vii)(2),  (6) (to the extent that such provisions refer to any appointment  contemplated or effected by the Pooling and Servicing  Agreement or any  appointment to which Party B has not become  subject),  (7) and (9) will not  apply to Party B;  provided  that,  with respect to Party B only,  Section  5(a)(vii)(4) is hereby amended by adding after the  words  "against  it"  the  words  "(excluding  any  proceeding  or  petition instituted or presented by Party A or its Affiliates)",  and Section 5(a)(vii)(8)
               is hereby  amended by deleting the words "to (7)  inclusive"  and inserting  lieu thereof ", (3), (4) as amended, (5), (6) as amended, or (7)".

(viii)  The "MERGER WITHOUT  ASSUMPTION"  provisions of Section 5(a)(viii) will apply to Party
               A and will  apply to Party B.

(d)     TERMINATION EVENTS.

        The statement  below that a Termination  Event will apply to a specific party means that upon the occurrence of such a Termination  Event, if such specific party is the Affected
        Party with respect to a Tax Event,  the Burdened  Party with respect to a Tax Event Upon
        Merger (except as noted below) or the non-Affected  Party with respect to a Credit Event
        Upon Merger,  as the case may be, such specific  party shall have the right to designate an Early  Termination  Date in accordance with Section 6 of this Agreement;  conversely, the  statement  below that such an event will not apply to a specific  party  means that such party shall not have such right;  provided,  however,  with respect to "Illegality"
        the  statement  that such  event  will  apply to a  specific  party  means that upon the occurrence  of such a Termination  Event with respect to such party,  either party shall have the right to designate an Early  Termination  Date in accordance  with Section 6 of this Agreement.

        (i)    The  "ILLEGALITY"  provisions  of Section  5(b)(i) will apply to Party A and will apply to Party B.

        (ii)   The "TAX  EVENT"  provisions  of  Section  5(b)(ii)  will apply to Party A except that,  for purposes of the  application  of Section  5(b)(ii) to Party A, Section
               5(b)(ii)  is hereby  amended by  deleting  the words  "(x) any action  taken by a taxing authority,  or brought in a court of competent  jurisdiction,  on or after the date on which a  Transaction  is entered  into  (regardless  of whether  such action is taken or brought  with respect to a party to this  Agreement)  or (y)", and the "TAX EVENT" provisions of Section 5(b)(ii) will apply to Party B.

        (iii)  The "TAX EVENT UPON MERGER"  provisions of Section  5(b)(iii) will apply to Party
               A and will  apply to Party B,  provided  that  Party A shall not be  entitled  to designate  an Early  Termination  Date by reason of a Tax  Event  upon  Merger in respect of which it is the Affected Party.

        (iv)   The "CREDIT EVENT UPON MERGER"  provisions of Section  5(b)(iv) will not apply to
               Party A and will not apply to Party B.

(e)     The "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)      PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of this Agreement:

(i)     Market  Quotation will apply,  provided,  however,  that, in the event of a Derivative
               Provider Trigger Event, the following provisions will apply:

               (A)    The  definition of Market  Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                      "MARKET   QUOTATION"  means,  with  respect  to  one  or  more  Terminated
                      Transactions,  a Firm Offer which is (1) made by a Reference  Market-maker that is an Eligible  Replacement,  (2) for an amount that would be paid to
                      Party B (expressed  as a negative  number) or by Party B  (expressed  as a positive  number) in  consideration  of an agreement  between  Party B and such Reference Market-maker to enter into a Replacement  Transaction,  and
                      (3) made on the basis that  Unpaid  Amounts  in respect of the  Terminated
                      Transaction  or group of  Transactions  are to be  excluded  but,  without limitation,  any payment or  delivery  that  would,  but for the  relevant
                      Early  Termination  Date,  have been required  (assuming  satisfaction  of each applicable  condition  precedent)  after that Early  Termination Date is to be included.

               (B)    The  definition of Settlement  Amount shall be deleted in its entirety and replaced with the following:

                      "SETTLEMENT  AMOUNT" means,  with respect to any Early  Termination  Date, an amount (as determined by Party B) equal to:

                      (a)    If a Market  Quotation for the relevant  Terminated  Transaction or group of  Terminated  Transactions  is accepted by Party B so as to become  legally  binding  on or before  the day  falling  ten Local
                             Business  Days  after the day on which the Early  Termination  Date is  designated,  or  such  later  day as  Party  B may  specify  in writing  to Party A, but in  either  case no later  than one  Local
                             Business  Day prior to the Early  Termination  Date (such day,  the
                             "Latest  Settlement  Amount  Determination  Day"),  the Termination
                             Currency  Equivalent of the amount  (whether  positive or negative)
                             of such Market Quotation;

                      (b)    If, on the Latest  Settlement Amount  Determination  Day, no Market
                             Quotation  for the  relevant  Terminated  Transaction  or  group of
                             Terminated  Transactions  has  been  accepted  by  Party B so as to become  legally  binding  and one or more  Market  Quotations  from
                             Approved   Replacements  have  been  made  and  remain  capable  of
                             becoming  legally binding upon  acceptance,  the Settlement  Amount shall  equal the  Termination  Currency  Equivalent  of the  amount
                             (whether  positive  or  negative)  of the  lowest  of  such  Market
                             Quotations  (for the avoidance of doubt,  the lowest of such Market
                             Quotations  shall be the lowest  Market  Quotation  of such  Market
                             Quotations  expressed  as a  positive  number  or,  if any of  such
                             Market  Quotations  is expressed as a negative  number,  the Market
                             Quotation   expressed  as  a  negative   number  with  the  largest
                             absolute value); or

                      (c)    If, on the Latest  Settlement Amount  Determination  Day, no Market
                             Quotation  for the  relevant  Terminated  Transaction  or  group of
                             Terminated  Transactions  is  accepted  by Party B so as to  become
                             legally   binding  and  no  Market   Quotation   from  an  Approved
                             Replacement  remains  capable  of  becoming  legally  binding  upon acceptance,  the  Settlement  Amount  shall  equal  Party  B's Loss
                             (whether  positive or negative and without  reference to any Unpaid
                             Amounts)  for the  relevant  Terminated  Transaction  or  group  of
                             Terminated Transactions.

               (C)    If Party B  requests  Party A in  writing  to  obtain  Market  Quotations,
                      Party A shall  use its  reasonable  efforts  to do so  before  the  Latest
                      Settlement Amount Determination Day.

               (D)    If the Settlement  Amount is a negative number,  Section  6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                      "(3) Second Method and Market  Quotation.  If the Second Method and Market
                      Quotation  apply,  (I) Party B shall pay to Party A an amount equal to the absolute  value of the  Settlement  Amount in  respect  of the  Terminated
                      Transactions,  (II) Party B shall pay to Party A the Termination  Currency
                      Equivalent  of the  Unpaid  Amounts  owing  to Party A and  (III)  Party A shall pay to Party B the  Termination  Currency  Equivalent  of the Unpaid
                      Amounts  owing  to  Party  B;  provided,  however,  that  (x) the  amounts payable under the  immediately  preceding  clauses (II) and (III) shall be subject to netting in accordance  with Section 2(c) of this  Agreement and
                      (y)  notwithstanding  any other  provision of this  Agreement,  any amount payable by Party A under the  immediately  preceding  clause  (III)  shall not be  netted-off  against  any  amount  payable  by  Party B  under  the immediately preceding clause (I)."

               (E)    At any time on or before the Latest  Settlement  Amount  Determination Day at which two or more Market Quotations from Approved  Replacements  remain capable of becoming  legally  binding  upon  acceptance,  Party B shall be entitled  to accept  only the lowest of such  Market  Quotations  (for the avoidance  of doubt,  the lowest of such  Market  Quotations  shall be the
                      lowest  Market  Quotation  of  such  Market  Quotations   expressed  as  a
                      positive  number or, if any of such Market  Quotations  is  expressed as a negative  number,  the Market  Quotation  expressed  as a negative  number with the largest absolute value).

(ii)    The Second Method will apply.

(g)     "TERMINATION CURRENCY" means USD.

(h)     ADDITIONAL  TERMINATION EVENTS.  Additional Termination Events will apply as provided in
Part 5(c).

PART 2.        TAX MATTERS.

(a)     TAX REPRESENTATIONS.

        (i)    PAYER REPRESENTATIONS.  For the purpose of Section 3(e) of this Agreement:

               (A)    Party A makes the following representation(s):

                      It is not  required by any  applicable  law, as modified by the practice
                      of  any  relevant  governmental  revenue  authority,   of  any  Relevant
                      Jurisdiction  to make any deduction or withholding  for or on account of any Tax from any  payment  (other  than  interest  under  Section  2(e),
                      6(d)(ii) or 6(e) of this  Agreement) to be made by it to the other party under this  Agreement.  In making this  representation,  it may rely on:
                      the accuracy of any representations  made by the other party pursuant to
                      Section 3(f) of this Agreement;  (ii) the  satisfaction of the agreement contained  in Section  4(a)(i) or 4(a)(iii)  of this  Agreement  and the accuracy and  effectiveness of any document  provided by the other party pursuant to Section  4(a)(i) or 4(a)(iii) of this  Agreement;  and (iii)
                      the  satisfaction  of the  agreement  of the other  party  contained  in
                      Section 4(d) of this  Agreement,  provided that it shall not be a breach of this  representation  where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section  4(a)(iii)
                      by reason of material prejudice to its legal or commercial position.

               (B)    Party B makes the following representation(s):

                      None.

        (ii)   PAYEE REPRESENTATIONS.  For the purpose of Section 3(f) of this Agreement:

               (A)    Party A makes the following representation(s):

                      It is a "foreign  person"  within the  meaning  of the  applicable  U.S.
                      Treasury  Regulations   concerning   information  reporting  and  backup
                      withholding  tax (as in effect  on  January  1,  2001),  unless  Party A provides  written  notice  to  Party B that it is no  longer  a  foreign person.  In respect of any  Transaction it enters into through an office or  discretionary  agent in the  United  States  or which  otherwise  is allocated for United States  federal  income tax purposes to such United
                      States trade or  makes the following representation(s):

               (B)    Party B makes the following representation(s):

                      None.

(b)     TAX PROVISIONS.

        (i)    GROSS  UP.  Section  2(d)(i)(4)  shall  not  apply to  Party B as X, and  Section
               2(d)(ii)  shall not  apply to Party B as Y, in each case such that  Party B shall not be required to pay any additional amounts referred to therein.

        (ii)   INDEMNIFIABLE  TAX.  The  definition  of  "Indemnifiable  Tax" in  Section  14 is deleted in its entirety and replaced with the following:

               "INDEMNIFIABLE  TAX"  means,  in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

PART 3.        AGREEMENT TO DELIVER DOCUMENTS.

 (a)    For the  purpose of  Section  4(a)(i),  tax  forms,  documents,  or  certificates  to be delivered are:

PARTY REQUIRED TO        FORM/DOCUMENT/                                         DATE BY WHICH TO
DELIVER DOCUMENT         CERTIFICATE                                            BE DELIVERED

Party A                  A correct,  complete and duly executed U.S. Internal   (i) on or before  the  first  payment  date  under
                         Revenue  Service  Form  W-8ECI  or other  applicable   this  Agreement,   including  any  Credit  Support
                         form   (or   successor   thereto),   together   with   Document,   (ii)  promptly  upon  the   reasonable
                         appropriate   attachments,   that   eliminates  U.S.   demand by Party B, (iii)  prior to the  expiration
                         federal  withholding  and backup  withholding Tax on   or obsolescence of any previously  delivered form,
                         payments to Party A under this Agreement.              and  (iv)  promptly  upon the  information  on any

                                                                                such    previously    delivered    form   becoming
                                                                                inaccurate or incorrect.

Party B                  Party  B  will  deliver  at  closing  completed  and   (i) on or before  the  first  payment  date  under
                         executed  United  States  Internal  Revenue  Service   this  Agreement,   including  any  Credit  Support
                         Form W-9 or other  applicable form (or any successor   Document,   (ii)  promptly  upon  the   reasonable
                         thereto)  with respect to any  payments  received or   demand by Party A, (iii)  prior to the  expiration
                         to be  received  by Party B,  that  eliminates  U.S.   or obsolescence of any previously  delivered form,
                         federal  withholding  and backup  withholding Tax on   and (iv) promptly upon actual  knowledge  that the
                         payments  to Party B under this  Agreement,  and may   information on any such previously  delivered form
                         deliver other tax forms  relating to the  beneficial   becoming inaccurate or incorrect.
                         owner of  payments  to Party B under this  Agreement
                         from time to time.

(b)     For the purpose of Section 4(a)(ii), other documents to be delivered (unless otherwise publicly available) are:

PARTY REQUIRED TO        FORM/DOCUMENT/                               DATE BY WHICH TO                            COVERED BY SECTION
DELIVER DOCUMENT         CERTIFICATE                                  BE DELIVERED                                3(D) REPRESENTATION
Party A and              Any  documents  required by the receiving    Upon the execution and delivery of this     Yes
Party B                  party to evidence  the  authority  of the    Agreement
                         delivering  party or its  Credit  Support
                         Provider,  if any,  for it to execute and
                         deliver     the      Agreement,      this
                         Confirmation,   and  any  Credit  Support
                         Documents to which it is a party,  and to
                         evidence the authority of the  delivering
                         party or its Credit  Support  Provider to
                         perform   its   obligations   under   the
                         Agreement,   this  Confirmation  and  any
                         Credit Support Document,  as the case may
                         be
Party A and              A certificate  of an authorized  officer of  Upon the execution and delivery of this     Yes
Party B                  the  party,   as  to  the   incumbency  and  Agreement
                         authority  of the  respective  officers  of
                         the  party  signing  the  Agreement,   this
                         Confirmation,   and  any  relevant   Credit
                         Support Document, as the case may be
Party A                  Annual   Report   of  Party  A   containing  Promptly upon becoming publicly available   Yes
                         consolidated      financial      statements
                         certified by independent  certified  public
                         accountants   and  prepared  in  accordance
                         with    generally    accepted    accounting
                         principles  in the country in which Party A
                         is organized
Party A                  Quarterly  Financial  Statements of Party A  Promptly upon becoming publicly available   Yes
                         containing     unaudited,      consolidated
                         financial  statements  of Party A's  fiscal
                         quarter   prepared   in   accordance   with
                         generally  accepted  accounting  principles
                         in  the   country  in  which   Party  A  is
                         organized
Party A                  An   opinion   of   counsel   to   Party  A  Upon the execution and delivery of this     No
                         acceptable in form and substance to Party B  Agreement

PART 4.  MISCELLANEOUS.

(a)     ADDRESS FOR NOTICES:  For the purposes of Section 12(a) of this Agreement:

        Address for notices or communications to Party A:

        Any notice to Party A relating to a  particular  Transaction  shall be  delivered to the address or facsimile  number  specified in the  Confirmation  of such  Transaction.  Any notice  delivered  for  purposes of Sections 5 and 6 (other than notices  under  Section
        5(a)(i) with respect to Party A) of this  Agreement  shall be delivered to the following address:

                             Deutsche Bank AG, Head Office
                             Taunusanlage 12
                             60262 Frankfurt
                             GERMANY
                             Attention:  Legal Department
                             Fax No:  0049 69 910 36097

               (For all purposes)

        Address for notices or communications to Party B:

               Address:             Deutsche Bank Trust Company Americas
                             1761 E. St. Andrew Place
                             Santa Ana, CA  92705
               Attention:    Trust Admin - RF0703
               Tel:          714 247 6000
               Fax:          714 855 1557

               (For all purposes)

(b)     PROCESS AGENT.  For the purpose of Section 13(c):

        Party A appoints as its Process Agent:  Not applicable.

        Party B appoints as its Process Agent:  Not applicable.

(c)     OFFICES.  The provisions of Section 10(a) will apply to this Agreement;  neither Party A nor Party B has any Offices  other than as set forth in the Notices  Section and Party A agrees that, for purposes of Section 6(b) of this Agreement,  it shall not in the future have any Office other than one in the United States.

(d)     MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:

        Party A is not a Multibranch Party.

        Party B is not a Multibranch Party.

(e)     CALCULATION  AGENT.  The  Calculation  Agent is Party A; provided,  however,  that if an
        Event of Default  shall have  occurred  with  respect to Party A, Party B shall have the right to appoint as Calculation Agent a third party,  reasonably  acceptable to Party A, the cost for which shall be borne by Party A.

(f)     CREDIT SUPPORT DOCUMENT.

        Party A:      The  Credit  Support  Annex,  and any  guarantee  in  support of Party A's obligations under this Agreement.

        Party B:      The Credit  Support  Annex,  solely in  respect  of Party B's  obligations under Paragraph 3(b) of the Credit Support Annex.

(g)     CREDIT SUPPORT PROVIDER.

        Party A:      The  guarantor  under any  guarantee  in support of Party A's  obligations under this Agreement.

        Party B:      None.

(h)     GOVERNING LAW. The parties to this  Agreement  hereby agree that the law of the State of
        New York shall govern their rights and duties in whole,  without  regard to the conflict of law provisions  thereof other than New York General  Obligations  Law Sections 5-1401 and 5-1402.

(i)     NETTING OF  PAYMENTS.  The parties  agree that  subparagraph  (ii) of Section  2(c) will apply to each Transaction hereunder.

(j)     AFFILIATE.   "Affiliate"  shall  have  the  meaning  assigned  thereto  in  Section  14;
        provided,  however,  that Party B shall be deemed to have no Affiliates  for purposes of this Agreement, including for purposes of Section 6(b)(ii).

PART 5.        OTHERS PROVISIONS.

(a)     DEFINITIONS.  Unless  otherwise  specified in a  Confirmation,  this  Agreement and each
        Transaction  under this Agreement are subject to the 2000 ISDA  Definitions as published and copyrighted in 2000 by the  International  Swaps and Derivatives  Association,  Inc.
        (the  "DEFINITIONS"),  and will be governed in all relevant  respects by the  provisions set  forth in the  Definitions,  without  regard  to any  amendment  to the  Definitions
        subsequent  to  the  date  hereof.   The  provisions  of  the   Definitions  are  hereby
        incorporated by reference in and shall be deemed a part of this  Agreement,  except that
        (i) references in the Definitions to a "Swap  Transaction" shall be deemed references to a "Transaction"  for purposes of this Agreement,  and (ii) references to a "Transaction"
        in this Agreement  shall be deemed  references to a "Swap  Transaction"  for purposes of the Definitions.  Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)     AMENDMENTS TO ISDA MASTER AGREEMENT.

        (i)    SINGLE  AGREEMENT.  Section  1(c) is  hereby  amended  by the  adding  the  words
               "including,  for the  avoidance  of doubt,  the Credit  Support  Annex" after the words "Master Agreement".

        (ii)   CONDITIONS PRECEDENT.Section   2(a)(iii)   is  hereby   amended   by  adding  the
               following at the end thereof:

               Notwithstanding anything to the contrary in Section 2(a)(iii)(1),  if an Event of
               Default  with  respect to Party B or  Potential  Event of Default with respect to
               Party B has occurred and been  continuing  for more than 30 Local  Business  Days and no  Early  Termination  Date in  respect  of the  Affected  Transactions  has occurred or been  effectively  designated by Party A, the  obligations of Party A under Section  2(a)(i)  shall cease to be subject to the condition  precedent set forth in Section  2(a)(iii)(1)  with respect to such specific  occurrence of such
               Event of  Default or such  Potential  Event of Default  (the  "SPECIFIC  EVENT");
               provided,  however,  for the avoidance of doubt, the obligations of Party A under
               Section 2(a)(i) shall be subject to the condition  precedent set forth in Section
               2(a)(iii)(1)   (subject  to  the  foregoing)   with  respect  to  any  subsequent
               occurrence  of the same Event of  Default  with  respect to Party B or  Potential
               Event of Default with  respect to Party B after the Specific  Event has ceased to be  continuing  and with respect to any  occurrence of any other Event of Default with  respect to Party B or  Potential  Event of Default  with respect to Party B that occurs subsequent to the Specific Event.

        (iii)  CHANGE  OF  ACCOUNT.  Section  2(b) is  hereby  amended  by the  addition  of the following after the word "delivery" in the first line thereof:

               "to  another  account  in the same  legal and tax  jurisdiction  as the  original account".

        (iv)   REPRESENTATIONS.  Section 3 is hereby  amended by adding at the end  thereof  the following subsection (g):

               "(g)   Relationship Between Parties.

                      (1)    Nonreliance.  Party  A is  acting  for  its own  account  and  with respect  to Party B, the  Supplemental  Interest  Trust  Trustee is
                             executing  this  Agreement as  Supplemental  Interest Trust Trustee on behalf of the  Trust.  (i) It is not  relying  on any  statement or  representation  of the other party  regarding  the  Transaction
                             (whether   written  or  oral),   other  than  the   representations
                             expressly  made in this  Agreement or the  Confirmation  in respect of that  Transaction  and (ii) it has consulted with its own legal, regulatory,  tax,  business,  investment,  financial and accounting advisors  to the  extent it has deemed  necessary,  and it has made its own  investment,  hedging and trading  decisions based upon its own  judgment  and upon any  advice  from such  advisors  as it has deemed  necessary  and not  upon any view  expressed  by the  other party.

                      (2)    Evaluation   and   Understanding.   (i)  It  has  the  capacity  to
                             evaluate  (internally or through independent  professional  advice)
                             the  Transaction  and has made its own  decision  to enter into the
                             Transaction  and (ii) It  understands  the  terms,  conditions  and risks of the  Transaction  and is willing and able to accept  those terms and  conditions  and to assume those risks,  financially  and otherwise.

                      (3)    Purpose.  It is entering into the  Transaction  for the purposes of managing its  borrowings  or  investments,  hedging its  underlying assets or liabilities or in connection with a line of business.

                      (4)    Status  of  Parties.  The  other  party is not  acting as an agent, fiduciary or advisor for it in respect of the Transaction.

                      (5)    Eligible   Contract   Participant.   It   is  an   "eligible   swap
                             participant"  as such term is defined  in,  Section  35.1(b)(2)  of
                             the  regulations  (17  C.F.R.   35)  promulgated   under,   and  an
                             "eligible  contract  participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

        (v)    TRANSFER TO AVOID  TERMINATION  EVENT.  Section 6(b)(ii) is hereby amended by (i)
               deleting the words "or if a Tax Event Upon Merger  occurs and the Burdened  Party is the  Affected  Party,"  and (ii) by  deleting  the  words  "to  transfer"  and inserting the words "to effect a Permitted Transfer" in lieu thereof.

        (vi)   JURISDICTION.  Section  13(b) is hereby  amended  by: (i)  deleting in the second line of subparagraph (i) thereof the word "non-",  (ii) deleting "; and" from the end of  subparagraph  (i) and inserting "." in lieu thereof,  and (iii)  deleting the final paragraph thereof.

        (vii)  LOCAL  BUSINESS  DAY.  The  definition  of Local  Business  Day in  Section 14 is hereby  amended by the  addition  of the words "or any Credit  Support  Document"
               after  "Section  2(a)(i)"  and the  addition  of the  words  "or  Credit  Support
               Document" after "Confirmation".

(c)     ADDITIONAL TERMINATION EVENTS.  The following Additional Termination Events will apply:

(I)     FIRST  RATING  TRIGGER  COLLATERAL.  If (A) it is not the case that a  Moody's  Second
               Trigger  Ratings  Event has  occurred  and been  continuing  for 30 or more Local
               Business  Days  and  (B)  Party A has  failed  to  comply  with  or  perform  any obligation  to be complied  with or performed by Party A in  accordance  with the
               Credit Support Annex,  then an Additional  Termination  Event shall have occurred with  respect  to  Party A and  Party A shall  be the sole  Affected  Party  with respect to such Additional Termination Event.

(II)    SECOND RATING  TRIGGER  REPLACEMENT.  If (A) a Required  Ratings  Downgrade  Event has
               occurred and been  continuing  for 30 or more Local  Business Days and (B) (i) at least one Eligible  Replacement has made a Firm Offer to be the transferee of all of Party A's rights and  obligations  under this  Agreement  (and such Firm Offer remains an offer that will become legally binding upon such Eligible  Replacement upon  acceptance  by the offeree)  and/or (ii) an Eligible  Guarantor  has made a
               Firm Offer to  provide  an  Eligible  Guarantee  (and such Firm Offer  remains an offer that will become legally binding upon such Eligible  Guarantor  immediately upon acceptance by the offeree),  then an Additional Termination Event shall have occurred  with  respect to Party A and Party A shall be the sole  Affected  Party with respect to such Additional Termination Event.

        (iii)  AMENDMENT  OF POOLING AND  SERVICING  AGREEMENT.  If,  without the prior  written consent  of  Party A where  such  consent  is  required  under  the  Pooling  and
               Servicing Agreement (such consent not to be unreasonably  withheld), an amendment is made to the Pooling and Servicing  Agreement which amendment could  reasonably be expected to have a material  adverse  effect on the interests of Party A under this Agreement,  an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole  Affected  Party  with  respect  to such
               Additional Termination Event.

        (iv)  OPTIONAL  TERMINATION OF SECURITIZATION.  An Additional  Termination Event shall occur upon the notice to  Certificateholders of an Optional Termination becoming unrescindable  in  accordance  with  Article  IX of the  Pooling  and  Servicing
              Agreement  (such notice,  the "OPTIONAL  TERMINATION  NOTICE").  With respect to such  Additional  Termination  Event:  (A)  Party B shall be the  sole  Affected
              Party;  (B)  notwithstanding  anything to the  contrary  in Section  6(b)(iv) or
              Section  6(c)(i),   the  final  Distribution  Date  specified  in  the  Optional
              Termination  Notice is hereby  designated as the Early Termination Date for this
              Additional  Termination  Event in  respect  of all  Affected  Transactions;  (C)
              Section  2(a)(iii)(2)  shall not be  applicable to any Affected  Transaction  in connection  with the Early  Termination  Date  resulting  from  this  Additional
              Termination  Event;   notwithstanding   anything  to  the  contrary  in  Section
              6(c)(ii),  payments  and  deliveries  under  Section  2(a)(i) or Section 2(e) in
              respect  of  the  Terminated   Transactions   resulting  from  this   Additional
              Termination  Event will be required to be made through and  including  the Early
              Termination  Date designated as a result of this Additional  Termination  Event;
              provided,  for the avoidance of doubt, that any such payments or deliveries that are made on or prior to such  Early  Termination  Date  will not be  treated  as
              Unpaid  Amounts  in  determining  the  amount  payable  in respect of such Early
              Termination  Date;  (D)  notwithstanding  anything  to the  contrary  in Section
              6(d)(i),  (I) if,  no later  than  4:00 pm New York City time on the day that is four  Business  Days  prior to the  final  Distribution  Date  specified  in the
              Optional  Termination  Notice,  the Trustee requests the amount of the Estimated
              Swap  Termination  Payment,  Party A shall  provide  to the  Trustee  in writing
              (which  may be done in  electronic  format)  the  amount of the  Estimated  Swap
              Termination  Payment no later  than 2:00 pm New York City time on the  following
              Business Day and (II) if the Trustee  provides written notice (which may be done in  electronic  format) to Party A no later than two Business  Days prior to the final  Distribution Date specified in the Optional  Termination  Notice that all requirements of the Optional  Termination  have been met, then Party A shall, no later than one Business Day prior to the final  Distribution  Date  specified in the Optional  Termination Notice, make the calculations  contemplated by Section
              6(e) of the ISDA  Master  Agreement  (as  amended  herein)  and  provide  to the
              Trustee in writing  (which may be done in electronic  format) the amount payable by either Party B or Party A in respect of the related  Early  Termination  Date in connection with this Additional  Termination Event;  provided,  however, that the  amount  payable  by  Party  B, if any,  in  respect  of the  related  Early
              Termination  Date  shall be the lesser of (x) the  amount  calculated  to be due from Party B pursuant to Section  6(e) and (y) the  Estimated  Swap  Termination
              Payment;  and (E)  notwithstanding  anything to the contrary in this  Agreement, any  amount  due  from  Party  B  to  Party  A in  respect  of  this  Additional
              Termination  Event will be payable on the final  Distribution  Date specified in the  Optional  Termination  Notice and any amount due from Party A to Party B in respect of this  Additional  Termination  Event will be payable one Business Day prior to the final  Distribution  Date  specified  in the  Optional  Termination
              Notice.  The  Trustee  shall  be an  express  third  party  beneficiary  of this
              Agreement as if a party hereto to the extent of the Trustee's  rights  specified herein.

        (v)   REGULATION  AB: If,  upon the  occurrence  of a  disclosure  event  pursuant  to
              Section  2  of  the  Indemnification  Agreement,  dated  April  26,  2007,  (the
              "Indemnification  Agreement") by and among Party A, Residential  Accredit Loans,
              Inc. and Residential Funding Company,  LLC, Party A has not, within 5 days after such disclosure event (a) provided the information  required by Section 2 of the
              Indemnification  Agreement,  (b) secured  another  entity to replace  Party A as party to this Agreement,  on terms  substantially  similar to this Agreement and subject  to prior  notification  to the Rating  Agencies,  which  entity  (and a guarantor  therefore) meets or exceeds the Approved Ratings Threshold (and which satisfies the Rating Agency  Condition)  and which entity is able to comply with the  requirements  of Item 1115 of  Regulation  AB or (c) obtain a  guaranty  of
              Party A's obligations  under this Agreement from an affiliate of Party A that is able to comply with the financial  information  disclosure  requirements of Item
              1115  of  Regulation  AB,  such  that  disclosure  provided  in  respect  of the affiliate will satisfy any disclosure  requirements  applicable to Party A, then an Additional  Termination Event shall have occurred with respect to Party A and
              Party A shall  be the  sole  affected  party  with  respect  to such  Additional
              Termination Event

(d)     REQUIRED  RATINGS  DOWNGRADE  EVENT.  In the event  that no  Relevant  Entity has credit ratings at least equal to the Required  Ratings  Threshold,  then Party A shall, as soon as  reasonably  practicable  and so long as a  Required  Ratings  Downgrade  Event is in effect, at its own expense, using commercially reasonable efforts,  procure either (A) a
        Permitted Transfer or (B) an Eligible Guarantee.

(e)     [RESERVED]

(f)     TRANSFERS.

        (i)    Section 7 is hereby amended to read in its entirety as follows:

               "Except  with respect to any  Permitted  Transfer  pursuant to Section  6(b)(ii),
               Part 5(d), and Part 5(e), or the succeeding  sentence,  neither Party A nor Party
               B is  permitted  to assign,  novate or  transfer  (whether  by way of security or otherwise)  as a whole or in part any of its  rights,  obligations  or  interests under the Agreement or any  Transaction  unless (a) the prior written  consent of the  other  party  is  obtained  and (b) the  Rating  Agency  Condition  has been satisfied  with  respect  to S&P.  At any time at which no  Relevant  Entity  has credit  ratings at least equal to the  Approved  Ratings  Threshold,  Party A may make a Permitted Transfer."

        (ii)   If an Eligible  Replacement  has made a Firm Offer  (which  remains an offer that will become  legally  binding upon  acceptance  by Party B) to be the  transferee pursuant to a Permitted  Transfer,  Party B shall,  at Party A's written  request and at  Party  A's  expense,  execute  such  documentation  provided  to it as is reasonably deemed necessary by Party A to effect such transfer.

(g)     NON-RECOURSE.  Party A  acknowledges  and agree that,  notwithstanding  any provision in this  Agreement  to the  contrary,  the  obligations  of Party B  hereunder  are limited recourse  obligations  of Party B, payable solely from the  Supplemental  Interest Trust and the proceeds  thereof,  in accordance  with the priority of payments and other terms of the Pooling and  Servicing  Agreement  and that Party A will not have any recourse to any of the directors,  officers,  agents,  employees,  shareholders or affiliates of the
        Party B with respect to any claims, losses, damages,  liabilities,  indemnities or other obligations in connection with any transactions  contemplated  hereby. In the event that the  Supplemental  Interest Trust and the proceeds  thereof,  should be  insufficient to satisfy all claims  outstanding and following the realization of the account held by the
        Supplemental  Interest Trust and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master  Agreement or any other  confirmation  thereunder still outstanding shall be extinguished and thereafter not revive.  The Supplemental  Interest
        Trust  Trustee  shall not have  liability  for any  failure or delay in making a payment hereunder  to Party A due to any  failure or delay in  receiving  amounts in the account held by the  Supplemental  Interest Trust from the Trust created pursuant to the Pooling and Servicing Agreement.  This provision will survive the termination of this Agreement.

(h)     TIMING OF PAYMENTS BY PARTY B UPON EARLY  TERMINATION.  With respect to Party B, Section
        6(d)(ii)  shall not apply in respect of any Early  Termination  Date under Section 6(e), and amounts owed by Party B to Party A, if any, in respect of an Early  Termination Date shall be paid in accordance with the terms of the Pooling and Servicing Agreement..

(i)     RATING AGENCY NOTIFICATIONS.  Notwithstanding any other provision of this Agreement,  no
        Early  Termination  Date shall be  effectively  designated  hereunder  by Party B and no transfer  of any  rights or  obligations  under this  Agreement  shall be made by either party  unless  each Swap  Rating  Agency has been  given  prior  written  notice of such designation or transfer.

(j)     NO  SET-OFF.  Except  as  expressly  provided  for in  Section  2(c),  Section 6 or Part
        1(f)(i)(D)  hereof,  and  notwithstanding  any other  provision of this Agreement or any other existing or future agreement,  each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other party  hereunder  against any obligation  between it and the other  party  under any other  agreements.  Section  6(e)
        shall be amended by deleting the following  sentence:  "The amount,  if any,  payable in respect of an Early  Termination  Date and  determined  pursuant to this Section will be subject to any Set-off.".

(k)     AMENDMENT.  Notwithstanding  any  provision  to  the  contrary  in  this  Agreement,  no amendment of either this  Agreement or any  Transaction  under this  Agreement  shall be permitted  by either party  unless each of the Swap Rating  Agencies  has been  provided prior  written  notice  of the same and  such  amendment  satisfies  the  Rating  Agency
        Condition with respect to S&P.

(l)     NOTICE OF CERTAIN  EVENTS OR  CIRCUMSTANCES.  Each Party  agrees,  upon  learning of the occurrence  or existence of any event or condition  that  constitutes  (or that with the giving of notice or  passage of time or both  would  constitute)  an Event of Default or
        Termination  Event with  respect to such party,  promptly to give the other Party and to each Swap Rating  Agency  notice of such event or  condition;  provided  that failure to provide  notice  of such  event or  condition  pursuant  to this  Part  5(l)  shall  not constitute an Event of Default or a Termination Event.

(m)     PROCEEDINGS.  No Relevant Entity shall institute  against,  or cause any other person to institute  against,  or join  any  other  person  in  instituting  against  Party B, the
        Supplemental  Interest  Trust or the trust formed  pursuant to the Pooling and Servicing
        Agreement,  in any bankruptcy,  reorganization,  arrangement,  insolvency or liquidation proceedings or other  proceedings  under any federal or state  bankruptcy or similar law for a period of one year (or, if longer,  the applicable  preference period) and one day following  payment  in full of the  Certificates  and any  Notes.  This  provision  will survive the termination of this Agreement.

(n)     SUPPLEMENTAL  INTEREST TRUST TRUSTEE LIABILITY  LIMITATIONS.  It is expressly understood and agreed by the parties  hereto that (a) this  Agreement is executed by Deutsche  Bank
        Trust  Company  Americas  ("DEUTSCHE")  not in its  individual  capacity,  but solely as
        Supplemental  Interest Trust  Trusteee under the Pooling and Servicing  Agreement in the exercise  of the powers and  authority  conferred  and  invested in it  thereunder;  (b)
        Deutsche  has been  directed  pursuant to the Pooling and  Servicing  Agreement to enter into this  Agreement and to perform its  obligations  hereunder and nothing herein shall be construed as creating any liability  for Deutsche,  individually  or  personally,  to perform  any  covenant  (either  express  or  implied)  contained  herein,  and all such liability,  if any, is hereby  expressly  waived by the parties hereto,  and such waiver shall bind any third party making a claim by or through one of the parties  hereto;  (c)
        each of the representations,  undertakings and agreements herein made on behalf of Party
        B is made and  intended not as personal  representations  of the  Supplemental  Interest
        Trust but is made and  intended  for the purpose of binding  only Party B; and (d) under no circumstances  shall Deutsche in its individual capacity be personally liable for any payments  hereunder  or for the  breach or failure  of any  obligation,  representation, warranty or covenant made or undertaken under this Agreement.

(o)     SEVERABILITY.  If any term, provision,  covenant, or condition of this Agreement, or the application  thereof  to any  party  or  circumstance,  shall be held to be  invalid  or unenforceable  (in whole or in part) in any respect,  the remaining  terms,  provisions, covenants,  and  conditions  hereof  shall  continue in full force and effect as if this
        Agreement had been executed with the invalid or  unenforceable  portion  eliminated,  so long as this Agreement as so modified  continues to express,  without  material  change, the original  intentions of the parties as to the subject  matter of this  Agreement and the  deletion  of such  portion  of this  Agreement  will not  substantially  impair the respective  benefits  or  expectations  of the  parties;  provided,  however,  that this severability  provision  shall not be applicable if any provision of Section 2, 5, 6, or
        13 (or any  definition  or  provision  in Section 14 to the extent it relates  to, or is used in or in  connection  with any such  Section)  shall  be so held to be  invalid  or unenforceable.

        The parties shall endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable  term,  provision,  covenant or condition  with a valid or enforceable term, provision,  covenant or condition,  the economic effect of which comes as close as possible  to  that  of  the  invalid  or  unenforceable  term,  provision,  covenant  or condition.

(p)     AGENT  FOR  PARTY  B.  Party  A  acknowledges  that  the  Depositor  has  appointed  the
        Supplemental  Interest  Trust  Trustee  as its agent  under the  Pooling  and  Servicing
        Agreement  to  carry  out  certain  functions  on  behalf  of  Party  B,  and  that  the
        Supplemental  Interest  Trust  Trustee  shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(q)     ESCROW  PAYMENTS.  If  (whether by reason of the time  difference  between the cities in which  payments  are to be  made  or  otherwise)  it is not  possible  for  simultaneous payments  to be made on any date on which both  parties are  required  to make  payments hereunder,  either Party may at its option and in its sole  discretion  notify the other
        Party that  payments on that date are to be made in escrow.  In this case deposit of the payment  due  earlier on that date shall be made by 2:00 pm (local time at the place for the earlier  payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment  instructions (i) to release the deposited payment to the intended  recipient upon receipt by the escrow agent of the required  deposit of any corresponding  payment  payable  by the  other  party on the same  date  accompanied  by irrevocable  payment  instructions to the same effect or (ii) if the required deposit of the  corresponding  payment  is not  made on that  same  date,  to  return  the  payment deposited  to the  party  that  paid it into  escrow.  The  party  that  elects  to have payments made in escrow shall pay all costs of the escrow arrangements.

 (r)    CONSENT TO RECORDING.  Each party hereto  consents to the  monitoring  or recording,  at any  time  and  from  time to time,  by the  other  party of any and all  communications
        between  trading,   marketing,  and  operations  personnel  of  the  parties  and  their
        Affiliates,  waives any further  notice of such  monitoring or recording,  and agrees to notify such personnel of such monitoring or recording.

(s)     WAIVER OF JURY  TRIAL.  Each  party  waives  any right it may have to a trial by jury in respect of any suit,  action or  proceeding  relating  to this  Agreement  or any Credit
        Support Document.

(t)     FORM OF ISDA  MASTER  AGREEMENT.  Party A and Party B hereby  agree that the text of the body of the ISDA Master  Agreement is intended to be the printed form of the ISDA Master
        Agreement  (Multicurrency  -  Crossborder)  as published and  copyrighted in 1992 by the
        International Swaps and Derivatives Association, Inc.

(u)     PAYMENT  INSTRUCTIONS.  Party A hereby agrees that,  unless notified in writing by Party
        B of other  payment  instructions,  any and all  amounts  payable  by Party A to Party B under  this  Agreement  shall  be  paid  to the  account  specified  in  Item 4 of  this
        Confirmation, below.

(v)     ADDITIONAL REPRESENTATIONS.

        (i)    REPRESENTATIONS  OF PARTY A. Party A  represents  to Party B on the date on which
               Party A enters into each Transaction that:--

               Party A's obligations  under this Agreement rank pari passu with all of Party A's other unsecured,  unsubordinated  obligations except those obligations  preferred by operation of law.

        (ii)   CAPACITY.  Party A  represents  to Party B on the  date on  which  Party A enters into this  Agreement  that it is entering into the Agreement and the  Transaction as principal  and not as agent of any person.  The  Supplemental  Interest  Trust
               Trustee  represents  to Party A on the date on which  the  Supplemental  Interest
               Trust Trustee  executes this  Agreement that it is executing the Agreement in its capacity as the Supplemental Interest Trust Trustee.

(w)     ACKNOWLEDGEMENTS.

        (i)    SUBSTANTIAL  FINANCIAL  TRANSACTIONS.  Each party  hereto is hereby  advised  and acknowledges  as of the date  hereof  that the  other  party has  engaged  in (or refrained from engaging in) substantial financial  transactions and has taken (or refrained from taking) other  material  actions in reliance upon the entry by the parties into the  Transaction  being entered into on the terms and conditions set forth  herein  and in the  Pooling  and  Servicing  Agreement  relating  to  such
               Transaction,  as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

        (ii)   BANKRUPTCY  CODE.  Subject to Part 5(m),  without  limiting the  applicability if any,  of any  other  provision  of the  U.S.  Bankruptcy  Code  as  amended  (the
               "Bankruptcy Code") (including without limitation  Sections 362, 546, 556, and 560 thereof  and the  applicable  definitions  in Section 101  thereof),  the parties
               acknowledge  and  agree  that  all  Transactions   entered  into  hereunder  will
               constitute  "forward contracts" or "swap agreements" as defined in Section 101 of the  Bankruptcy  Code or  "commodity  contracts" as defined in Section 761 of the
               Bankruptcy  Code,  that  the  rights  of the  parties  under  Section  6 of  this
               Agreement will constitute contractual rights to liquidate Transactions,  that any margin or collateral provided under any margin, collateral,  security, pledge, or similar  agreement  related hereto will constitute a "margin  payment" as defined in  Section  101 of the  Bankruptcy  Code,  and that  the  parties  are  entities entitled to the rights under,  and  protections  afforded by,  Sections 362, 546,
               556, and 560 of the Bankruptcy Code.

(x)     [Reserved]

(y)     [Reserved]

(z)     ADDITIONAL DEFINITIONS.

        As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

               "APPROVED  RATINGS  THRESHOLD" means each of the S&P Approved  Ratings  Threshold and the Moody's First Trigger Ratings Threshold.

               "APPROVED  REPLACEMENT"  means,  with  respect to a Market  Quotation,  an entity making such Market  Quotation,  which entity would satisfy  conditions  (a), (b),
               (c) and (e) of the definition of Permitted  Transfer (as determined by Party B in its sole discretion,  acting in a commercially  reasonable manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

               "DERIVATIVE  PROVIDER  TRIGGER  EVENT" means (i) an Event of Default with respect to which Party A is a Defaulting  Party, (ii) a Termination Event with respect to which  Party A is the sole  Affected  Party or  (iii) an  Additional  Termination
               Event with respect to which Party A is the sole Affected Party.

               "ELIGIBLE  GUARANTEE"  means an  unconditional  and irrevocable  guarantee of all present  and future  obligations  (for the  avoidance  of doubt,  not  limited to payment  obligations) of Party A or an Eligible Replacement to Party B under this
               Agreement  that is provided by an Eligible  Guarantor as principal  debtor rather than surety and that is directly  enforceable  by Party B, the form and substance of which  guarantee  are subject to the Rating Agency  Condition  with respect to
               S&P, and either (A) a law firm has given a legal opinion  confirming that none of the  guarantor's  payments to Party B under such guarantee will be subject to Tax collected by withholding  or (B) such guarantee  provides that, in the event that any of such  guarantor's  payments  to Party B are  subject to Tax  collected  by withholding,  such  guarantor  is  required to pay such  additional  amount as is necessary  to ensure that the net amount  actually  received by Party B (free and clear of any Tax  collected  by  withholding)  will equal the full amount Party B would have received had no such withholding been required.

               "ELIGIBLE  GUARANTOR"  means an entity  that (A) has credit  ratings  from S&P at least equal to the S&P  Approved  Ratings  Threshold  and (B) has credit  ratings from  Moody's at least  equal to the  Moody's  Second  Trigger  Required  Ratings
               Threshold,  provided,  for the avoidance of doubt, that an Eligible  Guarantee of an  Eligible  Guarantor  with credit  ratings  below the  Moody's  First  Trigger
               Approved  Ratings  Threshold will not cause a Collateral Event (as defined in the
               Credit  Support  Annex) not to occur or continue  with  respect to  Moody's.  All credit  ratings  described  in this  definition  of Eligible  Guarantor  shall be provided to Party B in writing upon request of Party B.

               "ELIGIBLE  REPLACEMENT"  means an entity (A) (i) (a) that has credit ratings from
               S&P at least  equal to the S&P  Approved  Ratings  Threshold,  and (b) has credit ratings  from  Moody's  at least  equal to the  Moody's  Second  Trigger  Ratings
               Threshold,  provided,  for the avoidance of doubt,  that an Eligible  Replacement with credit  ratings below the Moody's First Trigger  Ratings  Threshold will not cause a Collateral  Event (as defined in the Credit  Support  Annex) not to occur or continue with respect to Moody's,  or (ii) the present and future  obligations
               (for the avoidance of doubt, not limited to payment  obligations) of which entity to Party B under this Agreement are guaranteed  pursuant to an Eligible Guarantee and (B) that has executed an indemnification  agreement  substantially similar to the  Indemnification  Agreement.  All credit ratings described in this definition of Eligible  Replacement  shall be provided to Party B in writing upon request of
               Party B.

               "ESTIMATED SWAP TERMINATION  PAYMENT" means, with respect to an Early Termination
               Date,  an  amount  determined  by  Party A in good  faith  and in a  commercially reasonable  manner as the maximum  payment that could be owed by Party B to Party
               A in respect of such Early  Termination Date pursuant to Section 6(e) of the ISDA
               Master Agreement, taking into account then current market conditions.

               "FIRM OFFER" means (A) with respect to an Eligible Replacement,  a quotation from such Eligible  Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement  between Party B and such Eligible
               Replacement  to replace Party A as the  counterparty  to this Agreement by way of novation or, if such novation is not possible,  an agreement  between Party B and such Eligible Replacement to enter into a Replacement  Transaction (assuming that all  Transactions  hereunder  become  Terminated  Transactions),  and  (ii)  that constitutes  an offer by such  Eligible  Replacement  to  replace  Party A as the counterparty  to this  Agreement  or enter a  Replacement  Transaction  that will become legally  binding upon such Eligible  Replacement  upon acceptance by Party
               B, and (B) with  respect  to an  Eligible  Guarantor,  an offer by such  Eligible
               Guarantor to provide an Eligible  Guarantee that will become legally binding upon such Eligible Guarantor  upon acceptance by the offeree.

               "MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

               "MOODY'S FIRST TRIGGER  RATINGS  EVENT" means that no Relevant  Entity has credit ratings  from  Moody's  at  least  equal to the  Moody's  First  Trigger  Ratings
               Threshold.

               "MOODY'S FIRST TRIGGER  RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor  under an Eligible  Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty  rating from
               Moody's of "A2" and a short-term  unsecured and  unsubordinated  debt rating from
               Moody's  of  "Prime-1",  or  (ii) if  such  entity  does  not  have a  short-term unsecured and unsubordinated  debt rating or counterparty  rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty  rating from
               Moody's of "A1".

               "MOODY'S  SECOND TRIGGER  RATINGS EVENT" means that no Relevant Entity has credit ratings  from  Moody's  at least  equal to the  Moody's  Second  Trigger  Ratings
               Threshold.

               "MOODY'S SECOND TRIGGER RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor  under an Eligible  Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty  rating from
               Moody's of "A3" and a short-term  unsecured and  unsubordinated  debt rating from
               Moody's  of  "Prime-2",  or  (ii) if  such  entity  does  not  have a  short-term unsecured and unsubordinated  debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".

               "PERMITTED  TRANSFER" means a transfer by novation by Party A pursuant to Section
               6(b)(ii),  Part 5(d),  Part 5(e), or the second sentence of Section 7 (as amended herein) to a  transferee  (the  "TRANSFEREE")  of all,  but not less than all, of
               Party A's rights, liabilities,  duties and obligations under this Agreement, with respect to which  transfer  each of the following  conditions  is satisfied:  (a)
               the  Transferee is an Eligible  Replacement  (b) Party A and the  Transferee  are
               both  "dealers in notional  principal  contracts"  within the meaning of Treasury regulations section 1.1001-4;  (c) as of the date of such transfer the Transferee would not be required  to withhold or deduct on account of Tax from any  payments under this  Agreement or would be required to gross up for such Tax under Section
               2(d)(i)(4);  (d) an Event of Default or  Termination  Event  would not occur as a result of such  transfer;  (e) pursuant to a written  instrument  (the  "TRANSFER
               AGREEMENT"),  the Transferee  acquires and assumes all rights and  obligations of
               Party A under the Agreement and the relevant Transaction;  (f) Party B shall have determined,  in its sole discretion,  acting in a commercially reasonable manner, that such Transfer  Agreement is effective to transfer to the Transferee all, but not less than all, of Party A's rights and  obligations  under the  Agreement and all  relevant  Transactions;  (g)  Party A will be  responsible  for any costs or expenses  incurred in connection  with such transfer  (including any  replacement cost of  entering  into a  replacement  transaction);  (h) either (A) Moody's has been given prior written notice of such transfer and the Rating Agency  Condition is satisfied  with  respect to S&P or (B) each Swap Rating  Agency has been given prior written  notice of such  transfer and such  transfer is in connection  with the  assignment  and assumption of this  Agreement  without  modification  of its terms,  other than party  names,  dates  relevant to the  effective  date of such transfer, tax representations  (provided that the representations in Part 2(a)(i)
               are not  modified)  and any other  representations  regarding  the  status of the substitute  counterparty  of the type included in Part 5(b)(iv),  Part 5(v)(i)(2)
               or Part 5(v)(ii),  notice information and account details;  and (i) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

                "RATING AGENCY CONDITION" means, with respect to any particular  proposed act or omission to act  hereunder  and each Swap Rating  Agency  specified in connection with such proposed act or omission,  that the party acting or failing to act must consult  with each of the  specified  Swap Rating  Agencies and receive from each such Swap Rating Agency a prior written  confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current  rating of any Certificates or Notes.

               "RELEVANT ENTITY" means Party A and, to the extent applicable,  a guarantor under an Eligible Guarantee.

               "REPLACEMENT  TRANSACTION"  means, with respect to any Terminated  Transaction or group of Terminated  Transactions,  a transaction or group of  transactions  that
               (i) would have the effect of  preserving  for Party B the economic  equivalent of any  payment or delivery  (whether  the  underlying  obligation  was  absolute or contingent and assuming the satisfaction of each applicable  condition precedent)
               by the parties under Section  2(a)(i) in respect of such  Terminated  Transaction or group of Terminated  Transactions  that would,  but for the  occurrence of the relevant  Early  Termination  Date,  have been required after that Date, and (ii)
               has terms which are substantially the same as this Agreement,  including, without limitation,  rating  triggers,  Regulation  AB  compliance,  and  credit  support documentation,  save for the  exclusion of  provisions  relating to  Transactions that  are not  Terminated  Transaction,  as  determined  by  Party B in its  sole discretion, acting in a commercially reasonable manner.

               "REQUIRED  RATINGS  DOWNGRADE  EVENT"  means that no  Relevant  Entity has credit ratings at least equal to the Required Ratings Threshold.

               "REQUIRED  RATINGS  THRESHOLD" means each of the S&P Required  Ratings  Threshold and the Moody's Second Trigger Ratings Threshold.

               "S&P" means  Standard & Poor's  Rating  Services,  a division of The  McGraw-Hill
               Companies, Inc., or any successor thereto.

               "S&P APPROVED RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible  Replacement,  a short-term  unsecured and  unsubordinated  debt rating  from S&P of "A-1",  or, if such entity does not have a short-term  unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of "A+".

               "S&P REQUIRED RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible  Guarantee or an Eligible  Replacement,  a long-term  unsecured and unsubordinated debt rating or counterparty rating from S&P of "BBB+".

               "SWAP RATING AGENCIES" means, with respect to any date of determination,  each of
               S&P and Moody's,  to the extent that each such rating agency is then  providing a rating  for  any  of  the  RALI  Series  2007-QA3  Trust,  Mortgage  Asset-Backed
               Pass-Through  Certificates,  Series  2007-QA3 (the  "Certificates")  or any notes backed by the Certificates (the "Notes").

                       [Remainder of this page intentionally left blank.]

4.      Account Details and Settlement Information:

Payments to Party A:         A/C With - DB Trust Co. Americas, New York
                             Swift Code - BKTRUS33 / ABA 021001033
                             Favour of - Deutsche Bank AG, New York
                             Account Number - 01 473 969

Payments to Party B:         Deutsche Bank Trust Company Americas
                             ABA #:         021-001-033
                             Acct #:        01419663
                             Acct Name:     NYLTD Funds Control - Stars West
                             Ref:           RALI 2007-QA3
                             Attn:          Erica Judd/RALI 2007-QA3

This  Agreement  may be  executed  in  several  counterparts,  each of which  shall be deemed an original but all of which together shall constitute one and the same instrument.

We are  very  pleased  to have  executed  this  Transaction  with  you and we  look  forward  to completing other transactions with you in the near future.

Very truly yours,

DEUTCSHE BANK AG, NEW YORK BRANCH

   [GRAPHIC OMITTED][GRAPHIC OMITTED]                              [GRAPHIC OMITTED][GRAPHIC OMITTED]

Party B, acting through its duly  authorized  signatory,  hereby agrees to, accepts and confirms the terms of the foregoing as of the date hereof.

DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS
SUPPLEMENTAL INTEREST TRUST TRUSTEE FOR THE BENEFIT OF THE SUPPLEMENTAL INTEREST TRUST WITH
RESPECT TO RALI SERIES 2007-QA3 TRUST, MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2007-QA3

By:     _______________________________
        Name:
        Title:

                 ANNEX A

PARAGRAPH 13 OF THE CREDIT SUPPORT ANNEX

                                                                                         ANNEX A

                                             ISDA(R)
                                      CREDIT SUPPORT ANNEX
                                     to the Schedule to the
                                     ISDA Master Agreement
                               dated as of April 27, 2007 between
              Deutsche Bank AG (hereinafter referred to as "PARTY A" or "PLEDGOR")
                                              and
      Deutsche Bank Trust Company Americas, not in its individual capacity, but solely as
  Supplemental Interest Trust Trustee for the Supplemental Interest Trust with respect to RALI
    Series 2007-QA3 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QA3
                   (hereinafter referred to as "PARTY B" or "SECURED PARTY").

For the avoidance of doubt, and  notwithstanding  anything to the contrary that may be contained in the Agreement,  this Credit Support Annex shall relate solely to the  Transaction  documented in the Confirmation dated April 27, 2007, between Party A and Party B, Global No. N585631N.

PARAGRAPH 13.  ELECTIONS AND VARIABLES.

(a)     SECURITY INTEREST FOR "OBLIGATIONS".  The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

        With respect to Party A: not applicable.

        With respect to Party B: not applicable.

(b)     CREDIT SUPPORT OBLIGATIONS.

(i)     DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

(A)     "DELIVERY  AMOUNT"  has the  meaning  specified  in  Paragraph  3(a) as  amended  (I) by deleting  the  words  "upon a  demand  made  by the  Secured  Party  on or promptly  following a Valuation  Date" and  inserting  in lieu thereof the words "not later than the close of  business on each  Valuation  Date" and
                      (II)  by  deleting  in  its  entirety  the  sentence   beginning   "Unless
                      otherwise  specified  in  Paragraph  13" and ending  "(ii) the Value as of that  Valuation  Date of all Posted  Credit  Support  held by the  Secured
                      Party." and inserting in lieu thereof the following:

                      The "DELIVERY  AMOUNT"  applicable  to the Pledgor for any Valuation  Date will equal the greatest of

                      (1)    the  amount by which (a) the S&P  Credit  Support  Amount  for such
                             Valuation  Date  exceeds  (b) the S&P  Value  as of such  Valuation
                             Date of all Posted Credit Support held by the Secured Party,

                      (2)    the amount by which (a) the Moody's  First Trigger  Credit  Support
                             Amount  for such  Valuation  Date  exceeds  (b) the  Moody's  First
                             Trigger  Value  as of  such  Valuation  Date of all  Posted  Credit
                             Support held by the Secured Party, and

                      (3)    the amount by which (a) the Moody's  Second  Trigger Credit Support
                             Amount for such  Valuation  Date  exceeds  (b) the  Moody's  Second
                             Trigger  Value  as of  such  Valuation  Date of all  Posted  Credit
                             Support held by the Secured Party.

(B)     "RETURN  AMOUNT" has the meaning  specified in Paragraph  3(b) as amended by deleting in its  entirety  the  sentence  beginning  "Unless  otherwise  specified  in
                      Paragraph 13" and ending "(ii) the Credit  Support  Amount." and inserting in lieu thereof the following:

                      The "RETURN  AMOUNT"  applicable  to the Secured  Party for any  Valuation
                      Date will equal the least of

                      (1)    the  amount by which (a) the S&P  Value as of such  Valuation  Date of all Posted  Credit  Support  held by the Secured  Party  exceeds
                             (b) the S&P Credit Support Amount for such Valuation Date,

                      (2)    the  amount  by which (a) the  Moody's  First  Trigger  Value as of such  Valuation  Date  of all  Posted  Credit  Support  held by the
                             Secured  Party  exceeds  (b)  the  Moody's  First  Trigger   Credit
                             Support Amount for such Valuation Date, and

                      (3)    the  amount by which (a) the  Moody's  Second  Trigger  Value as of such  Valuation  Date  of all  Posted  Credit  Support  held by the
                             Secured  Party  exceeds  (b)  the  Moody's  Second  Trigger  Credit
                             Support Amount for such Valuation Date.

(C)     "CREDIT  SUPPORT  AMOUNT"  shall not apply.  For  purposes of  calculating  any Delivery
                      Amount or Return Amount for any Valuation  Date,  reference  shall be made to the S&P  Credit  Support  Amount,  the  Moody's  First  Trigger  Credit
                      Support Amount,  or the Moody's Second Trigger Credit Support  Amount,  in
                      each  case  for  such   Valuation   Date,   as  provided   in   Paragraphs
                      13(b)(i)(A) and 13(b)(i)(B), above.

(ii)    ELIGIBLE COLLATERAL.

               On any date, the following items will qualify as "ELIGIBLE  COLLATERAL"  (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):

                                                                                 S&P            MOODY'S
                                                                                             FIRST TRIGGER          MOODY'S
                                                                              VALUATION        VALUATION         SECOND TRIGGER
                 COLLATERAL                                                   PERCENTAGE       PERCENTAGE     VALUATION PERCENTAGE
            (A)     Cash                                                         100%             100%                100%
            (B)     Fixed-rate  negotiable debt obligations  issued by the
                 U.S. Treasury  Department having a remaining  maturity on      98.5%             100%                100%
                 such date of not more than one year
            (C)     Fixed-rate  negotiable debt obligations  issued by the
                 U.S. Treasury  Department having a remaining  maturity on
                 such  date of more  than one  year but not more  than ten      89.9%             100%                94%
                 years
            (D)     Fixed-rate  negotiable debt obligations  issued by the
                 U.S. Treasury  Department having a remaining  maturity on      83.9%             100%                87%
                 such date of more than ten years

(iii)   OTHER ELIGIBLE SUPPORT.

               The  following  items will  qualify  as "OTHER  ELIGIBLE  SUPPORT"  for the party specified:

               Not applicable.

(iv)    THRESHOLD.

(A)     "INDEPENDENT AMOUNT" means zero with respect to Party A and Party B.

(B)     "THRESHOLD"  means,  with  respect  to  Party A and any  Valuation  Date,  zero if (i) a
                      Collateral  Event has  occurred and has been  continuing  (x) for at least
                      30 days or (y) since this Annex was executed,  or (ii) a Required  Ratings
                      Downgrade Event has occurred and is continuing; otherwise, infinity.

                      "THRESHOLD"  means,  with  respect  to  Party  B and any  Valuation  Date, infinity.

(C)     "MINIMUM  TRANSFER  AMOUNT"  means  USD  100,000  with  respect  to Party A and Party B;
                      provided,  however,  that if the aggregate  Certificate  Principal Balance of any  Certificates  and the  aggregate  principal  balance  of any Notes rated  by S&P is at the time of any  transfer  less  than USD  50,000,000, the "MINIMUM TRANSFER AMOUNT" shall be USD 50,000.

(D)     ROUNDING:  The Delivery  Amount will be rounded up to the nearest  integral  multiple of
                      USD  10,000.  The  Return  Amount  will be  rounded  down  to the  nearest integral multiple of USD 10,000.

(c)     VALUATION AND TIMING.

(i)     "VALUATION  AGENT" means Party A; provided,  however,  that if an Event of Default shall have  occurred  with respect to which Party A is the  Defaulting  Party,  Party B shall  have the right to  designate  as  Valuation  Agent an  independent  party, reasonably  acceptable  to Party A,  the cost for  which  shall be borne by Party
               A. All  calculations  by the  Valuation  Agent  must be made in  accordance  with standard market  practice,  including,  in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support,  by making  reference to quotations received by the Valuation Agent from one or more Pricing Sources.

(ii)    "VALUATION  DATE"  means the first Local  Business  Day in each week on which any of the
               S&P Credit  Support  Amount,  the Moody's First Trigger  Credit Support Amount or
               the Moody's Second Trigger Credit Support Amount is greater than zero.

(iii)   "VALUATION  TIME" means the close of business in the city of the Valuation  Agent on the
               Local  Business  Day  immediately   preceding  the  Valuation  Date  or  date  of
               calculation,  as  applicable;   provided  that  the  calculations  of  Value  and
               Exposure  will be made as of  approximately  the same time on the same date.  The
               Valuation  Agent will notify  each party (or the other  party,  if the  Valuation
               Agent is a party) of its  calculations  not later than the  Notification  Time on the  applicable  Valuation  Date (or in the case of  Paragraph  6(d),  the  Local
               Business  Day  following  the  day  on  which  such  relevant   calculations  are
               performed)."

(iv)    "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

(v)     EXTERNAL  VERIFICATION.  Notwithstanding  anything to the contrary in the definitions of
               Valuation  Agent or  Valuation  Date,  at any time at which  Party A (or,  to the extent  applicable,  its  Credit  Support  Provider)  does not  have a  long-term unsubordinated  and  unsecured  debt  rating of at least  "BBB+"  from  S&P,  the
               Valuation  Agent shall (A)  calculate  the Secured  Party's  Exposure and the S&P
               Value of Posted Credit  Support on each  Valuation  Date based on internal  marks and (B) verify such  calculations  with  external  marks  monthly by obtaining on the last Local  Business Day of each calendar  month two external  marks for each
               Transaction to which this Annex relates and for all Posted Credit  Support;  such verification  of the  Secured  Party's  Exposure  shall be based on the higher of the two external  marks.  Each external  mark in respect of a  Transaction  shall be obtained from an  independent  Reference  Market-maker  that would be eligible and  willing  to enter  into  such  Transaction  in the  absence  of the  current derivative  provider,  provided  that an external  mark may not be obtained  from the same  Reference  Market-maker  more than four times in any  12-month  period.
               The  Valuation  Agent shall obtain these  external  marks  directly or through an independent  third  party,  in either  case at no cost to Party B. The  Valuation
               Agent shall  calculate on each  Valuation  Date (for purposes of this  paragraph, the last Local  Business Day in each  calendar  month  referred to above shall be considered a Valuation  Date) the Secured  Party's  Exposure based on the greater of the Valuation  Agent's  internal  marks and the external  marks  received.  If the S&P Value on any such  Valuation  Date of all Posted Credit Support then held by the  Secured  Party  is  less  than  the S&P  Credit  Support  Amount  on such
               Valuation Date (in each case as determined  pursuant to this paragraph),  Party A shall,  within three Local Business Days of such Valuation Date,  Transfer to the
               Secured  Party  Eligible  Credit  Support  having  an S&P Value as of the date of
               Transfer at least equal to such deficiency.

(vi)    NOTICE TO S&P. At any time at which Party A (or,  to the extent  applicable,  its Credit
               Support  Provider)  does not have a long-term  unsubordinated  and unsecured debt rating of at least  "BBB+" from S&P,  the  Valuation  Agent shall  provide to S&P not later than the  Notification  Time on the Local  Business Day following  each
               Valuation  Date its  calculations  of the Secured  Party's  Exposure  and the S&P
               Value  of  any  Eligible  Credit  Support  or  Posted  Credit  Support  for  that
               Valuation  Date.  The  Valuation  Agent  shall also  provide to S&P any  external marks received pursuant to the preceding paragraph.

(d)     CONDITIONS   PRECEDENT  AND  SECURED   PARTY'S   RIGHTS  AND  REMEDIES.   The  following
        Termination  Events will be a "SPECIFIED  CONDITION" for the party specified (that party being the Affected  Party if the  Termination  Event occurs with respect to that party):
        With respect to Party A: any  Additional  Termination  Event with respect to which Party
        A is the sole Affected Party.  With respect to Party B: None.

(e)     SUBSTITUTION.

(i)     "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(ii)    CONSENT.  If  specified  here as  applicable,  then the Pledgor  must obtain the Secured
               Party's consent for any substitution pursuant to Paragraph 4(d):  Inapplicable.

(f)     DISPUTE RESOLUTION.

(i)     "RESOLUTION  TIME" means 1:00 p.m.  New York time on the Local  Business  Day  following the date on which the notice of the dispute is given under Paragraph 5.

(ii)    VALUE.  Notwithstanding  anything to the  contrary in  Paragraph  12, for the purpose of
               Paragraphs  5(i)(C) and 5(ii),  the S&P Value,  Moody's First Trigger Value,  and
               Moody's  Second  Trigger Value,  on any date, of Eligible  Collateral  other than
               Cash will be calculated as follows:

               For  Eligible   Collateral  in  the  form  of  securities   listed  in  Paragraph
               13(b)(ii):  the sum of (A) the  product of (1)(x) the bid price at the  Valuation
               Time for such securities on the principal national  securities  exchange on which such  securities  are  listed,  or (y) if such  securities  are not  listed  on a national  securities  exchange,  the bid price for such securities  quoted at the
               Valuation  Time by any  principal  market maker for such  securities  selected by the  Valuation  Agent,  or (z) if no such bid price is listed or quoted  for such date,  the bid price listed or quoted (as the case may be) at the Valuation  Time for the day next  preceding  such date on which such  prices were  available  and
               (2) the applicable  Valuation  Percentage for such Eligible  Collateral,  and (B)
               the accrued  interest on such  securities  (except to the extent  Transferred  to the Pledgor  pursuant to Paragraph  6(d)(ii) or included in the applicable  price referred to in the immediately preceding clause (A)) as of such date.

(iii)   ALTERNATIVE.  The provisions of Paragraph 5 will apply.

(g)     HOLDING AND USING POSTED COLLATERAL.

(i)     ELIGIBILITY TO HOLD POSTED  COLLATERAL;  CUSTODIANS.  Party B (or any Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

               Party B may appoint as  Custodian  (A) the entity then  serving as Trustee or (B)
               any entity  other than the entity  then  serving as Trustee if such other  entity
               (or, to the extent  applicable,  its parent company or credit  support  provider)
               shall then have a short-term  unsecured and  unsubordinated  debt rating from S&P of at least "A-1."

               Initially, the CUSTODIAN for Party B is: The Supplemental Interest Trust Trustee

(ii)    USE OF POSTED  COLLATERAL.  The provisions of Paragraph  6(c)(i) will not apply to Party
               B, but the  provisions  of  Paragraph  6(c)(ii)  will  apply  to Party B.  Posted
               Collateral  in the  form  of  Cash  shall  be  invested  in  such  overnight  (or redeemable  within  two Local  Business  Days of  demand)  Permitted  Investments rated at least (x) AAAm or AAAm-G by S&P and (y)  Prime-1  by  Moody's  or Aaa by
               Moody's,  as  directed  by  Party  A  (unless  (x)  an  Event  of  Default  or an
               Additional  Termination  Event has occurred  with respect to which Party A is the defaulting  or sole  Affected  Party  or (y) an Early  Termination  Date has been designated,  in which case such investment shall be held  uninvested).  Gains and losses  incurred in respect of any  investment  of Posted  Collateral in the form of Cash  in  Permitted  Investments  as  directed  by  Party  A shall  be for the account of Party A.

(h)     DISTRIBUTIONS AND INTEREST AMOUNT.

(i)     INTEREST  RATE.  The "INTEREST  RATE" will be the actual  interest rate earned on Posted
               Collateral in the form of Cash that is held by Party B or its Custodian.

(ii)    TRANSFER OF INTEREST  AMOUNT.  The Transfer of the  Interest  Amount will be made on the second Local  Business Day following  the end of each  calendar  month and on any other  Local  Business  Day on  which  Posted  Collateral  in the form of Cash is
               Transferred to the Pledgor pursuant to Paragraph 3(b);  provided,  however,  that the  obligation  of Party B to Transfer any  Interest  Amount to Party A shall be limited to the extent  that Party B has earned and  received  such funds and such funds are available to Party B.

(iii)   ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will apply.

(i)     ADDITIONAL REPRESENTATION(S).  There are no additional representations by either party.

(j)     OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

(i)     "VALUE"  with respect to Other  Eligible  Support and Other Posted  Support  means:  not applicable.

(ii)    "TRANSFER"  with respect to Other Eligible  Support and Other Posted Support means:  not applicable.

(k)     DEMANDS AND  NOTICES.All  demands,  specifications  and notices under this Annex will be made  pursuant  to the  Notices  Section  of this  Agreement,  except  that any  demand, specification  or notice  shall be given to or made at the  following  addresses,  or at such  other  address as the  relevant  party may from time to time  designate  by giving notice (in accordance with the terms of this paragraph) to the other party:

        If to  Party  A, at the  address  specified  pursuant  to the  Notices  Section  of this
        Agreement.

        If to  Party  B, at the  address  specified  pursuant  to the  Notices  Section  of this
        Agreement.

        If to Party B's Custodian:  Same as Party B.

(l)     ADDRESS FOR TRANSFERS.  Each Transfer  hereunder shall be made to the address  specified below or to an  address  specified  in  writing  from time to time by the party to which such Transfer will be made.

        Party A account details for holding collateral: to be provided by Party A in writing.

        Party B's Custodian account details for holding collateral:

               Deutsche Bank Trust Company Americas
               ABA #:        021-001-033
               A/C #:        01419663
               A/C Name:     NYLTD Funds Control - Stars West
               Ref:          Trust Administration RALI 2007-QA3

(m)     SUPPLEMENTAL  INTEREST TRUST TRUSTEE LIABILITY  LIMITATIONS.  It is expressly understood and agreed by the  parties  hereto  that (a) this Annex is  executed  by  Deutsche  Bank
        Trust  Company  Americas  ("Deutsche")  not in its  individual  capacity,  but solely as
        Supplemental  Interest Trust  Trusteee under the Pooling and Servicing  Agreement in the exercise of the powers and authority  conferred and invested in it  thereunder;  (b) the
        representations,   undertakings   and  agreements   herein  made  on  the  part  of  the
        Supplemental  Interest  Trust are made and  intended  not as  personal  representations, undertakings  and  agreements  by Deutsche  but are made and intended for the purpose of binding only the  Supplemental  Interest Trust, and nothing herein shall be construed as creating  any  liability  for  Deutsche,  individually  or  personally,  to perform  any covenant (either express or implied) contained herein,  and all such liability,  if any, is hereby expressly  waived by the parties hereto,  and such waiver shall bind any third party  making  a  claim  by or  through  one of the  parties  hereto;  (c)  each  of the representations,  undertakings  and agreements  herein made on behalf of Party B is made and intended not as personal  representations of the Supplemental  Interest Trust but is made  and  intended  for  the  purpose  of  binding  only  Party  B;  and (d)  under  no circumstances  shall  Deutsche in its individual  capacity be personally  liable for any payments  hereunder  or for the  breach or failure  of any  obligation,  representation, warranty or covenant made or undertaken under this Annex.

(n)     OTHER PROVISIONS.

(i)     COLLATERAL ACCOUNT.  Party B shall open and maintain a segregated  account,  which shall be an Eligible  Account,  and hold,  record and identify all Posted Collateral in such segregated account.

(ii)    AGREEMENT  AS TO SINGLE  SECURED  PARTY AND SINGLE  PLEDGOR.  Party A and Party B hereby agree  that,  notwithstanding  anything to the  contrary  in this Annex,  (a) the term  "Secured  Party" as used in this  Annex  means  only  Party B, (b) the term
               "Pledgor"  as used in this  Annex  means only Party A, (c) only Party A makes the pledge and grant in Paragraph  2, the  acknowledgement  in the final  sentence of
               Paragraph 8(a) and the representations in Paragraph 9.

(iii)   CALCULATION  OF VALUE.  Paragraph  4(c) is hereby  amended by deleting  the word "Value"
               and inserting in lieu thereof "S&P Value,  Moody's First Trigger  Value,  Moody's
               Second  Trigger  Value".  Paragraph  4(d)(ii) is hereby  amended by (A)  deleting the words "a Value" and  inserting in lieu thereof "an S&P Value,  Moody's  First
               Trigger  Value,  and Moody's  Second  Trigger  Value" and (B)  deleting the words
               "the Value" and  inserting  in lieu  thereof "S&P Value,  Moody's  First  Trigger
               Value,  and  Moody's  Second  Trigger  Value".  Paragraph 5 (flush  language)  is hereby  amended by deleting the word  "Value" and  inserting in lieu thereof "S&P
               Value,   Moody's  First  Trigger  Value,   or  Moody's  Second  Trigger   Value".
               Paragraph  5(i) (flush  language) is hereby  amended by deleting the word "Value"
               and  inserting in lieu thereof  "S&P Value,  Moody's  First  Trigger  Value,  and
               Moody's Second Trigger  Value".  Paragraph  5(i)(C) is hereby amended by deleting the word "the Value,  if" and  inserting  in lieu thereof "any one or more of the
               S&P Value,  Moody's First Trigger Value,  or Moody's Second Trigger Value, as may
               be".  Paragraph  5(ii) is hereby  amended by (1) deleting  the first  instance of the words "the Value" and  inserting  in lieu thereof "any one or more of the S&P
               Value,  Moody's First Trigger  Value,  or Moody's  Second  Trigger Value" and (2)
               deleting  the second  instance  of the words "the  Value" and  inserting  in lieu thereof  "such  disputed  S&P Value,  Moody's  First  Trigger  Value,  or Moody's
               Second  Trigger  Value".  Each of Paragraph  8(b)(iv)(B)  and Paragraph  11(a) is
               hereby  amended by  deleting  the word  "Value"  and  inserting  in lieu  thereof
               "least of the S&P Value,  Moody's First Trigger Value, and Moody's Second Trigger
               Value".

(iv)    FORM OF ANNEX.  Party A and Party B hereby  agree that the text of  Paragraphs 1 through
               12,  inclusive,  of this Annex is intended to be the printed  form of ISDA Credit
               Support  Annex  (Bilateral  Form - ISDA  Agreements  Subject to New York Law Only
               version) as published  and  copyrighted  in 1994 by the  International  Swaps and
               Derivatives Association, Inc.

(v)     EVENTS OF  DEFAULT.  Paragraph  7 will not apply to cause any Event of  Default to exist with respect to Party B except that  Paragraph  7(i) will apply to Party B solely in respect of Party B's  obligations  under  Paragraph 3(b) of the Credit Support
               Annex.  Notwithstanding  anything to the  contrary in Paragraph 7, any failure by
               Party  A to  comply  with  or  perform  any  obligation  to be  complied  with or performed  by Party A under the Credit  Support  Annex  shall only be an Event of
               Default  if  (A)  Required   Ratings   Downgrade  Event  has  occurred  and  been
               continuing  for 30 or more  Local  Business  Days,  and (B) such  failure  is not remedied on or before the third Local  Business  Day after notice of such failure is given to Party A.

(vi)    EXPENSES.  Notwithstanding  anything to the contrary in  Paragraph  10, the Pledgor will be  responsible  for, and will  reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

(vii)   WITHHOLDING.  Paragraph  6(d)(ii) is hereby amended by inserting  immediately after "the
               Interest  Amount" in the  fourth  line  thereof  the words  "less any  applicable withholding taxes."

         (viii)ADDITIONAL DEFINITIONS.  As used in this Annex:

               "COLLATERAL  EVENT"  means that no  Relevant  Entity has credit  ratings at least equal to the Approved Ratings Threshold.

               "DV01" means,  with respect to a Transaction and any date of  determination,  the estimated  change in the Secured  Party's  Transaction  Exposure  with respect to such  Transaction  that  would  result  from  a one  basis  point  change  in the relevant swap curve on such date,  as  determined by the Valuation  Agent in good faith and in a commercially  reasonable  manner.  The Valuation Agent shall, upon request of Party B, provide to Party B a statement  showing in reasonable  detail such calculation.

                "EXPOSURE"  has the meaning  specified  in Paragraph  12,  except that after the word "Agreement" the words  "(assuming,  for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.

                "LOCAL  BUSINESS  DAY" means for  purposes of this  Annex:  any day on which (A)
               commercial  banks are open for business  (including  dealings in foreign exchange and foreign  currency  deposits) in New York and the location of Party A, Party B and any  Custodian,  and (B) in relation  to a Transfer  of Eligible  Collateral, any day on  which  the  clearance  system  agreed  between  the  parties  for the delivery  of  Eligible  Collateral  is  open  for  acceptance  and  execution  of settlement  instructions  (or in the case of a Transfer of Cash or other Eligible
               Collateral  for which  delivery  is  contemplated  by other  means a day on which commercial  banks are open for business  (including  dealings in foreign exchange and foreign  deposits)  in New York and the  location of Party A, Party B and any
               Custodian.

               "MOODY'S  FIRST TRIGGER  EVENT" means that no Relevant  Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

               "MOODY'S  FIRST TRIGGER CREDIT SUPPORT  AMOUNT"  means,  for any Valuation  Date, the excess, if any, of

               (I)    (A)    for any  Valuation  Date  on  which  (I) a  Moody's  First  Trigger
                             Ratings  Event  has  occurred  and has been  continuing  (x) for at least 30 Local  Business  Days or (y) since this Annex was executed and (II) it is not the case that a Moody's Second  Trigger  Ratings
                             Event  has  occurred  and  been  continuing  for at  least 30 Local
                             Business  Days,  an amount equal to the greater of (a) zero and (b)
                             the sum of (i) the  Secured  Party's  Exposure  for such  Valuation
                             Date and (ii) the sum,  for each  Transaction  to which  this Annex relates,  of  the  product  of (i)  the  applicable  Moody's  First
                             Trigger  Factor set forth in Table 1 and (ii) the  Notional  Amount
                             for  such   Transaction  for  the   Calculation   Period  for  such
                             Transaction  (each as defined in the  related  Confirmation)  which includes such Valuation Date; or

                      (B)    for any other Valuation Date, zero, over

               (II)   the Threshold for Party A such Valuation Date.

                "MOODY'S  FIRST  TRIGGER  VALUE"  means,  on any date and  with  respect  to any
               Eligible  Collateral  other than Cash,  the bid price  obtained by the  Valuation
               Agent  multiplied  by the Moody's  First Trigger  Valuation  Percentage  for such
               Eligible Collateral set forth in Paragraph 13(b)(ii).

                "MOODY'S  SECOND TRIGGER CREDIT SUPPORT  AMOUNT" means,  for any Valuation Date, the excess, if any, of

               (I)    (A)    for any  Valuation  Date on  which it is the  case  that a  Moody's
                             Second Trigger  Ratings Event has occurred and been  continuing for at least 30 Local  Business  Days,  an amount equal to the greatest of (a) zero,  (b) the  aggregate  amount of the Next  Payments  for all  Next  Payment  Dates,  and  (c)  the  sum of (x)  the  Secured
                             Party's  Exposure for such Valuation Date and (y) the sum, for each
                             Transaction to which this Annex relates, of

                             (1) if such  Transaction is not a  Transaction-Specific  Hedge, the product of (i) the  applicable  Moody's  Second  Trigger Factor set
                             forth  in  Table  2,  and  (ii)  the   Notional   Amount  for  such
                             Transaction for the Calculation  Period for such Transaction  (each as  defined  in  the  related  Confirmation)  which  includes  such
                             Valuation Date; or

                             (2)  if  such  Transaction  is a  Transaction-Specific  Hedge,  the product of (i) the  applicable  Moody's  Second  Trigger Factor set
                             forth  in  Table  3  and  (ii)  the   Notional   Amount   for  such
                             Transaction  for  the   Calculation   Period  which  includes  such
                             Valuation Date; or

                       (B)   for any other Valuation Date, zero, over

               (II)   the Threshold for Party A for such Valuation Date.

               "MOODY'S  SECOND  TRIGGER  VALUE"  means,  on any date and  with  respect  to any
               Eligible  Collateral  other than Cash,  the bid price  obtained by the  Valuation
               Agent  multiplied by the Moody's  Second  Trigger  Valuation  Percentage for such
               Eligible Collateral set forth in Paragraph 13(b)(ii).

               "NEXT  PAYMENT"  means,  in respect of each Next Payment Date, the greater of (i)
               the amount of any payments  due to be made by Party A under  Section 2(a) on such
               Next  Payment  Date  less any  payments  due to be made by Party B under  Section
               2(a) on such  Next  Payment  Date (in  each  case,  after  giving  effect  to any applicable netting under Section 2(c)) and (ii) zero.

               "NEXT  PAYMENT  DATE" means each date on which the next  scheduled  payment under any Transaction is due to be paid.

               "PRICING  SOURCES" means the sources of financial  information  commonly known as
               Bloomberg,  Bridge Information  Services,  Data Resources Inc.,  Interactive Data
               Services,  International Securities Market Association,  Merrill Lynch Securities
               Pricing Service,  Muller Data Corporation,  Reuters,  Wood Gundy,  Trepp Pricing,
               JJ Kenny, S&P and Telerate.

               "REMAINING WEIGHTED AVERAGE MATURITY" means, with respect to a Transaction, the expected weighted average maturity for such Transaction as determined by the
               Valuation Agent.

               "S&P APPROVED  RATINGS  DOWNGRADE EVENT" means that no Relevant Entity has credit ratings at least equal to the S&P Approved Ratings Threshold.

               "S&P CREDIT SUPPORT AMOUNT" means,  for any Valuation  Date, the excess,  if any, of

               (I)    (A)    for  any  Valuation  Date  on  which  (i) an S&P  Approved  Ratings
                             Downgrade  Event,  has occurred and been continuing for at least 30 days, or (ii) a S&P Required  Ratings  Downgrade Event has occurred and is  continuing,  an  amount  equal to the sum of (1)  100.0% of the Secured  Party's  Exposure for such  Valuation Date and (2) the sum,  for each  Transaction  to which  this Annex  relates,  of the product  of (i) the  Volatility  Buffer  for such  Transaction  and
                             (ii) the Notional  Amount of such  Transaction  (each as defined in the  related  Confirmation)  for  the  Calculation  Period  of such
                             Transaction which includes such Valuation Date, or

                      (B)    for any other Valuation Date, zero, over

               (II)   the Threshold for Party A for such Valuation Date.

               "S&P  REQUIRED  RATINGS  DOWNGRADE  EVENT"  means no  Relevant  Entity has credit ratings at least equal to the S&P Required Ratings Threshold.

               "S&P  VALUE"  means,  on any date and with  respect  to any  Eligible  Collateral other  than Cash,  the  product of (A) the bid price  obtained  by the  Valuation
               Agent for such  Eligible  Collateral  and (B) the S&P  Valuation  Percentage  for
               such Eligible Collateral set forth in paragraph 13(b)(ii).

               "TRANSACTION  EXPOSURE"  means, for any  Transaction,  Exposure  determined as if such  Transaction  were the only  Transaction  between the Secured  Party and the
               Pledgor.

               "TRANSACTION-SPECIFIC  HEDGE" means any Transaction  that is (i) an interest rate swap in respect of which (x) the  notional  amount of the  interest  rate swap is
               "balance  guaranteed"  or (y) the notional  amount of the interest  rate swap for any  Calculation  Period (as defined in the related  Confirmation)  otherwise  is not a specific  dollar amount that is fixed at the inception of the  Transaction,
               (ii) an  interest  rate cap,  (iii) an  interest  rate floor or (iv) an  interest rate swaption.

               "VALUATION  PERCENTAGE"  shall mean, for purposes of  determining  the S&P Value,
               Moody's  First Trigger  Value,  or Moody's  Second  Trigger Value with respect to any Eligible  Collateral  or Posted  Collateral,  the  applicable  S&P  Valuation
               Percentage,  Moody's  First  Trigger  Valuation  Percentage,  or  Moody's  Second
               Trigger Valuation  Percentage for such Eligible  Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

               "VALUE"  shall mean, in respect of any date,  the related S&P Value,  the related
               Moody's First Trigger Value, and the related Moody's Second Trigger Value.

               "VOLATILITY  BUFFER"  means,  for any  Transaction,  the related  percentage  set forth in the following table.

               ----------------------------------- ---------------- ---------------- ----------------- -----------------

               The higher of  the S&P credit          Remaining        Remaining        Remaining         Remaining
               rating of (i) Party A and (ii)         Weighted         Weighted          Weighted          Weighted
               the Credit Support Provider of          Average          Average          Average           Average
               Party A, if applicable                Maturity of      Maturity of      Maturity of       Maturity of
                                                        such             such        such Transaction  such Transaction
                                                     Transaction      Transaction     up to 10 years    up to 30 years
                                                    up to 3 years    up to 5 years
               ----------------------------------- ---------------- ---------------- ----------------- -----------------
               ----------------------------------- ---------------- ---------------- ----------------- -----------------
               "A-2" or higher                          2.75%            3.25%            4.00%             4.75%
               ----------------------------------- ---------------- ---------------- ----------------- -----------------
               ----------------------------------- ---------------- ---------------- ----------------- -----------------
               "A-3"                                    3.25%            4.00%            5.00%             6.25%
               ----------------------------------- ---------------- ---------------- ----------------- -----------------
               ----------------------------------- ---------------- ---------------- ----------------- -----------------
               "BB+" or lower                           3.50%            4.50%            6.75%             7.50%
               ----------------------------------- ---------------- ---------------- ----------------- -----------------

                       [Remainder of this page intentionally left blank]

                                            Table 1

                                  MOODY'S FIRST TRIGGER FACTOR

                 REMAINING                                   WEEKLY
           WEIGHTED AVERAGE LIFE                           COLLATERAL
             OF HEDGE IN YEARS                               POSTING
                 1 or less                                    0.25%
More than 1 but not more than 2                               0.50%
More than 2 but not more than 3                               0.70%
More than 3 but not more than 4                               1.00%
More than 4 but not more than 5                               1.20%
More than 5 but not more than 6                               1.40%
More than 6 but not more than 7                               1.60%
More than 7 but not more than 8                               1.80%
More than 8 but not more than 9                               2.00%
More than 9 but not more than 10                              2.20%
More than 10 but not more than 11                             2.30%
More than 11 but not more than 12                             2.50%
More than 12 but not more than 13                             2.70%
More than 13 but not more than 14                             2.80%
More than 14 but not more than 15                             3.00%
More than 15 but not more than 16                             3.20%
More than 16 but not more than 17                             3.30%
More than 17 but not more than 18                             3.50%
More than 18 but not more than 19                             3.60%
More than 19 but not more than 20                             3.70%
More than 20 but not more than 21                             3.90%
More than 21 but not more than 22                             4.00%
More than 22 but not more than 23                             4.00%
More than 23 but not more than 24                             4.00%
More than 24 but not more than 25                             4.00%
More than 25 but not more than 26                             4.00%
More than 26 but not more than 27                             4.00%
More than 27 but not more than 28                             4.00%
More than 28 but not more than 29                             4.00%
                More than 29                                  4.00%

                                            Table 2

       MOODY'S SECOND TRIGGER FACTOR FOR INTEREST RATE SWAPS WITH FIXED NOTIONAL AMOUNTS

                REMAINING                                WEEKLY
          WEIGHTED AVERAGE LIFE                        COLLATERAL
            OF HEDGE IN YEARS                            POSTING
                1 or less                                 0.60%
More than 1 but not more than 2                           1.20%
More than 2 but not more than 3                           1.70%
More than 3 but not more than 4                           2.30%
More than 4 but not more than 5                           2.80%
More than 5 but not more than 6                           3.30%
More than 6 but not more than 7                           3.80%
More than 7 but not more than 8                           4.30%
More than 8 but not more than 9                           4.80%
More than 9 but not more than 10                          5.30%
More than 10 but not more than 11                         5.60%
More than 11 but not more than 12                         6.00%
More than 12 but not more than 13                         6.40%
More than 13 but not more than 14                         6.80%
More than 14 but not more than 15                         7.20%
More than 15 but not more than 16                         7.60%
More than 16 but not more than 17                         7.90%
More than 17 but not more than 18                         8.30%
More than 18 but not more than 19                         8.60%
More than 19 but not more than 20                         9.00%
More than 20 but not more than 21                         9.00%
More than 21 but not more than 22                         9.00%
More than 22 but not more than 23                         9.00%
More than 23 but not more than 24                         9.00%
More than 24 but not more than 25                         9.00%
More than 25 but not more than 26                         9.00%
More than 26 but not more than 27                         9.00%
More than 27 but not more than 28                         9.00%
More than 28 but not more than 29                         9.00%
               More than 29                               9.00%

           Copyright(C)1994 by International Swaps and Derivatives Association, Inc.

                                            Table 3

                 MOODY'S SECOND TRIGGER FACTOR FOR TRANSACTION-SPECIFIC HEDGES

                 REMAINING                                 WEEKLY
           WEIGHTED AVERAGE LIFE                         COLLATERAL
             OF HEDGE IN YEARS                            POSTING
                 1 or less                                 0.75%
More than 1 but not more than 2                            1.50%
More than 2 but not more than 3                            2.20%
More than 3 but not more than 4                            2.90%
More than 4 but not more than 5                            3.60%
More than 5 but not more than 6                            4.20%
More than 6 but not more than 7                            4.80%
More than 7 but not more than 8                            5.40%
More than 8 but not more than 9                            6.00%
More than 9 but not more than 10                           6.60%
More than 10 but not more than 11                          7.00%
More than 11 but not more than 12                          7.50%
More than 12 but not more than 13                          8.00%
More than 13 but not more than 14                          8.50%
More than 14 but not more than 15                          9.00%
More than 15 but not more than 16                          9.50%
More than 16 but not more than 17                          9.90%
More than 17 but not more than 18                          10.40%
More than 18 but not more than 19                          10.80%
More than 19 but not more than 20                          11.00%
More than 20 but not more than 21                          11.00%
More than 21 but not more than 22                          11.00%
More than 22 but not more than 23                          11.00%
More than 23 but not more than 24                          11.00%
More than 24 but not more than 25                          11.00%
More than 25 but not more than 26                          11.00%
More than 26 but not more than 27                          11.00%
More than 27 but not more than 28                          11.00%
More than 28 but not more than 29                          11.00%
               More than 29                                11.00%

        IN WITNESS  WHEREOF,  the  parties  have  executed  this Annex by their duly  authorized representatives as of the date of the Agreement.

Deutsche Bank AG                                                  Deutsche  Bank  Trust  Company  Americas,  not in its  individual capacity,  but solely as Supplemental  Interest Trust Trustee for the benefit of the  Supplemental  Interest  Trust with respect to
                                                                  RALI Series 2007-QA3 Trust,  Mortgage  Asset-Backed  Pass-Through
                                                                  Certificates, Series 2007-QA3

By:  _____________________________                                By:___________________________________________
     Name                                                              Name:
     Title:                                                            Title:
     Date:                                                             Date: